EXHIBIT 99.2

Unaudited
Financial Supplement
June 30, 2005

Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Loans	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Mortgage Banking Statistics	24-26
First Franklin Loan Origination and Portfolio Statistics	27
Home Equity Portfolio Statistics	28
Line of Business Results	29-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Capitalization	36
Full-Time Equivalent Employees By Line of Business	36
Consumer and Small Business Financial Services Performance Measures	37
Asset Management Performance Measures	38
Mortgage Banking Statistics	38
First Franklin Loan Origination and Portfolio Statistics	39

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

Changes to this Financial Supplement are as follows:

Selected Average Balances — page 8, Selected Period-End Balance — page 9

A detailed breakout of the commercial and residential real estate portfolios were added to these sections.

Capitalization — pages 15 and 36

Quarterly and monthly rollforwards of common stock were added to these sections.

Deposit Service Charges — page 17

This new section provides a detailed breakout of activity included in deposit service charges.

Card-Related Fees — page 17

This new section provides a detailed breakout of activity included in card-related fees.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

EARNINGS

Tax-equivalent interest income	$1,891	$1,772	$1,752	$1,620	$1,402	$1,350	$1,416	$1,554	$1,528	$3,663	$2,752
Interest expense	694	594	509	424	335	325	375	403	426	1,288	660

Tax-equivalent net interest income	1,197	1,178	1,243	1,196	1,067	1,025	1,041	1,151	1,102	2,375	2,092
Provision for credit losses	26	70	81	98	61	83	148	107	183	96	144

Tax-equivalent NII after provision for credit losses	1,171	1,108	1,162	1,098	1,006	942	893	1,044	919	2,279	1,948
Fees and other income	951	775	1,442	1,023	861	1,118	981	484	981	1,726	1,979
Securities gains (losses), net	5	14	11	3	5	—	10	5	32	19	5
Noninterest expense	1,183	1,155	1,271	1,233	1,075	986	1,045	1,008	1,026	2,338	2,061

Income before taxes and tax-equivalent adjustment	944	742	1,344	891	797	1,074	839	525	906	1,686	1,871
Income taxes	312	250	376	292	273	357	288	175	313	562	630
Tax-equivalent adjustment	7	8	8	8	5	7	7	6	7	15	12

Net income	$625	$484	$960	$591	$519	$710	$544	$344	$586	$1,109	$1,229

Effective tax rate	33.2%	34.1%	28.1%	33.2%	34.4%	33.5%	34.6%	33.8%	34.8%	33.6%	33.8%

PER COMMON SHARE

Net income:
Basic	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$.56	$.96	$1.73	$2.01
Diluted	.97	.74	1.46	.86	.83	1.16	.88	.56	.94	1.71	1.99
Dividends paid	.35	.35	.35	.35	.32	.32	.32	.32	.305	.70	.64
Book value	20.42	19.82	19.80	18.98	16.86	16.25	15.39	14.89	14.72
Market value (close)	34.12	33.50	37.55	38.62	35.01	35.58	33.94	29.46	32.71
Average shares:
Basic	636.9	643.0	652.9	663.3	619.1	605.9	607.6	613.6	612.1	639.9	612.5
Diluted	644.1	652.5	666.3	677.1	625.5	612.6	612.7	619.0	618.4	648.3	619.0

PERFORMANCE RATIOS

Return on average common equity	19.65%	15.35%	29.71%	19.00%	20.13%	29.58%	22.99%	14.87%	26.74%	17.51%	24.69%
Return on average total equity	19.66	15.37	29.72	19.01	20.13	29.58	22.99	14.87	26.74	17.52	24.69
Return on average assets	1.80	1.42	2.77	1.76	1.80	2.61	1.88	1.10	1.97	1.61	2.19
Net interest margin	3.85	3.85	4.09	4.04	4.09	4.16	4.03	4.10	4.11	3.85	4.12
Efficiency ratio	55.06	59.16	47.34	55.54	55.77	46.03	51.69	61.62	49.27	57.01	50.64

LINE OF BUSINESS (LOB) RESULTS(1)

Net Income:
National City Mortgage	$152	$83	$13	$139	$17	$273	$263	($2)	$264	$235	$290
Rest of National City (RONC):
Consumer and Small Business Financial Services	182	160	181	176	166	153	144	166	167	342	319
Wholesale Banking	197	187	193	167	164	140	81	129	61	384	304
National Consumer Finance	140	151	131	172	177	164	91	126	111	291	341
Asset Management	27	22	18	25	64	25	23	24	27	49	89
National Processing	—	—	(9)	17	14	12	15	14	11	—	26
Parent and Other	(73)	(119)	433	(105)	(83)	(57)	(73)	(113)	(55)	(192)	(140)

Total RONC	473	401	947	452	502	437	281	346	322	874	939

Total Consolidated National City Corporation	$625	$484	$960	$591	$519	$710	$544	$344	$586	$1,109	$1,229

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	$.23	$.13	$.01	$.20	$.02	$.45	$.42	—	$.43	$.36	$.47
Rest of National City (RONC):
Consumer and Small Business Financial Services	.29	.24	.27	.26	.27	.25	.23	$.27	.27	.53	.52
Wholesale Banking	.30	.29	.29	.25	.26	.23	.13	.21	.10	.59	.49
National Consumer Finance	.22	.23	.20	.25	.28	.27	.15	.20	.18	.45	.55
Asset Management	.05	.03	.03	.04	.10	.04	.04	.04	.04	.08	.14
National Processing	—	—	(.01)	.02	.02	.02	.03	.02	.02	—	.04
Parent and Other	(.12)	(.18)	.67	(.16)	(.12)	(.10)	(.12)	(.18)	(.10)	(.30)	(.22)

Total RONC	.74	.61	1.45	.66	.81	.71	.46	.56	.51	1.35	1.52

Total Consolidated National City Corporation	$.97	$.74	$1.46	$.86	$.83	$1.16	$.88	$.56	$.94	$1.71	$1.99

(1) See pages 29-34 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

CREDIT QUALITY STATISTICS

Net charge-offs	$72	$87	$104	$97	$63	$82	$150	$125	$164	$159	$145
Provision for credit losses	26	70	81	98	61	83	148	107	183	96	144
Loan loss allowance	1,125	1,179	1,188	1,178	1,028	1,011	1,023	1,030	1,053
Lending-related commitment allowance	100	93	100	127	117	115	102	99	94
Nonperforming assets	572	578	563	628	544	606	657	756	818
Annualized net charge-offs to average portfolio loans	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.64%	.88%	.31%	.36%
Loan loss allowance to period-end portfolio loans	1.06	1.15	1.19	1.21	1.22	1.26	1.29	1.32	1.39
Loan loss allowance to nonperforming portfolio loans	238.64	242.76	253.42	234.48	234.09	200.41	186.09	163.80	148.73
Loan loss allowance (period-end) to annualized net charge-offs	391.50	330.46	290.31	302.46	407.33	305.75	171.81	208.55	159.72	349.56	352.64
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.54	.56	.56	.64	.64	.76	.83	.97	1.08

CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)	7.93%	7.91%	8.25%	8.20%	9.03%	9.36%	8.79%	8.11%	8.12%
Total risk-based capital(1)	11.16	11.25	11.79	11.81	13.08	13.67	13.12	12.29	12.39
Leverage(1)	7.36	7.22	7.31	7.38	7.90	8.19	7.43	6.58	6.78
Period-end equity to assets	9.03	8.98	9.19	9.15	8.83	8.84	8.18	7.49	7.32
Period-end tangible common equity to assets(2)	6.76	6.66	6.84	6.72	7.65	7.88	7.23	6.59	6.42
Average equity to assets	9.14	9.23	9.32	9.25	8.94	8.82	8.20	7.41	7.38	9.19%	8.88%
Average equity to portfolio loans	12.17	12.63	12.98	12.97	12.51	12.21	12.05	11.90	11.70	12.40	12.37
Average portfolio loans to deposits	129.93	124.07	118.67	115.52	114.03	120.30	116.37	107.50	108.45	127.00	117.01
Average portfolio loans to core deposits	154.66	150.72	145.37	141.21	132.75	135.51	133.21	125.80	127.10	152.71	134.09
Average portfolio loans to earning assets	84.11	82.43	81.52	80.56	79.24	80.08	75.47	68.82	69.92	83.28	79.65
Average securities to earning assets	6.66	7.10	7.84	8.17	6.36	6.62	6.33	5.95	6.89	6.88	6.48

AVERAGE BALANCES

Assets	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$119,131	$138,949	$112,739
Portfolio loans	104,749	101,144	99,006	95,324	82,863	79,085	77,901	77,064	75,065	102,956	80,974
Loans held for sale or securitization	10,109	11,502	11,503	11,861	13,910	12,323	17,680	27,036	24,118	10,803	13,117
Securities (at cost)	8,291	8,714	9,524	9,670	6,646	6,537	6,534	6,667	7,397	8,501	6,591
Earning assets	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	107,355	123,627	101,663
Core deposits	67,728	67,109	68,105	67,506	62,420	58,360	58,479	61,258	59,060	67,420	60,390
Purchased deposits and funding	55,859	54,713	53,030	49,907	40,080	38,253	43,267	49,743	47,551	55,289	39,167
Total equity	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	8,786	12,765	10,014

PERIOD-END BALANCES

Assets	$143,975	$140,836	$139,280	$136,499	$117,087	$111,470	$114,036	$121,057	$123,437
Portfolio loans	106,640	102,786	100,138	97,439	84,537	79,927	79,279	77,756	75,839
Loans held for sale or securitization	11,539	11,639	12,430	10,745	12,467	12,478	15,368	23,615	26,796
Securities (at fair value)	7,694	8,614	9,281	9,759	6,517	6,881	6,866	6,755	7,377
Core deposits	67,922	68,336	67,297	67,003	61,851	60,030	58,922	58,680	60,727
Purchased deposits and funding	58,639	55,274	55,282	52,535	41,473	37,343	41,983	49,010	48,762
Total equity	13,002	12,643	12,804	12,492	10,335	9,854	9,329	9,068	9,030

(1) Second quarter 2005 regulatory capital ratios are based upon preliminary data
(2) Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Interest Income:
Loans	$1,763,065	$1,640,874	$1,597,934	$1,478,859	$1,305,225	$1,249,107	$1,319,958	$1,456,575	$1,409,904	$3,403,939	$2,554,332
Securities:
Taxable	86,041	89,776	100,509	103,590	65,332	69,293	67,721	67,650	85,957	175,817	134,625
Exempt from Federal income taxes	7,538	8,389	8,106	7,820	8,544	8,199	8,360	8,424	8,579	15,927	16,743
Dividends	9,150	7,993	7,868	7,528	4,670	4,206	4,504	4,425	6,283	17,143	8,876
Federal funds sold and security resale agreements	2,070	2,054	2,283	1,668	1,505	729	813	827	612	4,124	2,234
Other investments	15,393	15,735	28,726	12,975	9,827	12,404	8,264	9,272	9,698	31,128	22,231

Total interest income	1,883,257	1,764,821	1,745,426	1,612,440	1,395,103	1,343,938	1,409,620	1,547,173	1,521,033	3,648,078	2,739,041

Interest Expense:
Deposits	357,827	312,702	275,894	230,042	201,650	188,545	199,900	213,127	234,353	670,529	390,195
Federal funds borrowed and security repurchase agreements	37,551	37,654	30,651	25,778	19,664	18,004	19,797	30,330	40,685	75,205	37,668
Borrowed funds	14,492	6,498	5,384	3,794	3,101	2,958	2,396	2,678	4,600	20,990	6,059
Long-term debt	284,428	237,088	197,420	164,343	110,303	115,804	152,365	157,067	145,813	521,516	226,107

Total interest expense	694,298	593,942	509,349	423,957	334,718	325,311	374,458	403,202	425,451	1,288,240	660,029

Net interest income	1,188,959	1,170,879	1,236,077	1,188,483	1,060,385	1,018,627	1,035,162	1,143,971	1,095,582	2,359,838	2,079,012
Provision for credit losses	25,827	70,447	81,545	98,432	60,788	82,507	147,991	107,047	183,147	96,274	143,295

Net interest income after provision for credit losses	1,163,132	1,100,432	1,154,532	1,090,051	999,597	936,120	887,171	1,036,924	912,435	2,263,564	1,935,717

Noninterest Income:
Mortgage banking revenue	400,505	282,969	141,391	369,765	193,173	579,398	451,252	(26,883)	426,924	683,474	772,571
Deposit service charges	171,801	160,829	174,227	172,526	161,549	147,353	146,265	144,940	142,126	332,630	308,902
Payment processing revenue	413	374	22,123	132,931	131,944	121,619	134,913	124,517	113,047	787	253,563
Trust and investment management fees	78,379	73,087	72,406	73,146	79,803	75,576	72,003	72,403	77,310	151,466	155,379
Card-related fees	32,191	28,402	31,315	35,148	37,965	37,130	42,003	41,827	44,036	60,593	75,095
Brokerage revenue	43,590	39,418	45,107	34,343	34,167	32,252	31,400	32,776	33,428	83,008	66,419
Leasing revenue	68,952	74,071	81,281	87,522	5,828	5,776	8,458	10,602	7,778	143,023	11,604
Other	155,311	115,878	873,895	118,284	216,651	118,454	94,213	84,339	135,856	271,189	335,105

Total fees and other income	951,142	775,028	1,441,745	1,023,665	861,080	1,117,558	980,507	484,521	980,505	1,726,170	1,978,638
Securities gains (losses), net	4,858	14,253	10,649	2,989	5,197	139	10,177	5,398	31,407	19,111	5,336

Total noninterest income	956,000	789,281	1,452,394	1,026,654	866,277	1,117,697	990,684	489,919	1,011,912	1,745,281	1,983,974

Noninterest Expense:
Salaries, benefits, and other personnel	651,152	630,809	684,780	661,486	594,060	548,891	541,174	571,059	542,291	1,281,961	1,142,951
Equipment	75,880	75,990	91,746	72,955	68,843	66,323	71,928	54,646	58,618	151,870	135,166
Net occupancy	72,087	100,630	68,527	66,044	59,476	59,959	61,229	57,323	56,081	172,717	119,435
Third-party services	65,482	66,283	94,868	82,197	72,346	68,364	88,227	70,739	70,838	131,765	140,710
Card processing	5,198	4,847	13,488	58,969	60,396	57,543	60,379	54,194	51,194	10,045	117,939
Marketing and public relations	39,288	28,189	33,645	29,640	29,858	22,260	29,726	22,259	66,272	67,477	52,118
Leasing expense	52,735	56,575	57,068	63,097	1,883	3,637	2,966	(4,861)	5,160	109,310	5,520
Other	220,823	192,021	227,009	198,386	188,275	159,363	189,775	182,257	175,783	412,844	347,638

Total noninterest expense	1,182,645	1,155,344	1,271,131	1,232,774	1,075,137	986,340	1,045,404	1,007,616	1,026,237	2,337,989	2,061,477

Income before income tax expense	936,487	734,369	1,335,795	883,931	790,737	1,067,477	832,451	519,227	898,110	1,670,856	1,858,214
Income tax expense	311,360	250,227	375,990	293,216	271,691	357,109	288,335	175,590	312,302	561,587	628,800

Net income	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$544,116	$343,637	$585,808	$1,109,269	$1,229,414

Net Income Per Common Share:
Basic	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$.56	$.96	$1.73	$2.01
Diluted	.97	.74	1.46	.86	.83	1.16	.88	.56	.94	1.71	1.99

Average Common Shares:
Basic	636,882,733	643,004,817	652,948,959	663,338,716	619,097,523	605,916,791	607,623,840	613,574,321	612,119,565	639,926,863	612,507,157
Diluted	644,134,005	652,487,487	666,250,318	677,143,218	625,476,357	612,596,633	612,711,761	618,968,822	618,384,192	648,287,671	619,036,496

Memo:
Tax-equivalent net interest income	$1,196,759	$1,177,842	$1,243,470	$1,195,824	$1,066,780	$1,025,157	$1,041,905	$1,150,765	$1,102,248	$2,374,601	$2,091,937
Net income available to common stockholders	624,734	483,749	959,412	590,322	519,046	710,368	544,116	343,637	585,808	1,108,483	1,229,414

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Assets
Cash and demand balances due from banks	$3,937,424	$3,651,704	$3,832,040	$3,629,582	$3,171,945	$3,386,459	$3,595,706	$3,602,298	$4,042,648
Federal funds sold and security resale agreements	265,575	191,985	302,534	292,554	1,087,481	355,240	162,347	131,062	81,574
Securities available for sale, at fair value	7,694,298	8,613,876	9,280,917	9,759,041	6,516,742	6,880,816	6,865,616	6,755,118	7,377,350
Other investments	1,929,430	1,289,545	934,236	1,415,418	568,230	505,183	830,887	769,141	842,893
Loans held for sale or securitization:
Commercial	9,000	9,000	24,534	16,591	26,249	7,300	16,300	15,591	12,591
Commercial real estate	137,789	741,175	546,072	235,708	—	—	—	—	—
Mortgage	10,976,873	10,888,793	11,859,715	10,492,391	12,440,540	12,470,720	14,497,277	23,599,767	26,783,635
Automobile	—	—	—	—	—	—	853,982	—	—
Credit card	414,343	—	—	—	—	—	—	—	—
Student loans	1,176	—	—	—	—	—	—	—	—

Total loans held for sale or securitization	11,539,181	11,638,968	12,430,321	10,744,690	12,466,789	12,478,020	15,367,559	23,615,358	26,796,226
Portfolio loans:
Commercial	27,934,129	26,382,505	25,160,464	25,075,730	19,738,970	19,017,015	19,164,326	20,934,229	21,837,932
Commercial construction	3,112,916	2,921,411	2,922,921	2,894,973	2,284,178	2,188,177	2,289,429	2,524,598	2,341,879
Real estate — commercial	11,787,695	11,931,676	12,193,394	12,024,140	11,014,482	9,893,169	9,827,877	9,495,261	9,462,072
Real estate — residential	32,498,082	30,984,625	30,398,068	30,117,952	28,731,664	27,199,655	27,393,711	24,330,916	23,009,187
Home equity lines of credit	21,567,669	19,984,117	18,884,890	17,267,143	13,781,781	12,008,704	10,950,356	10,074,306	9,124,178
Credit card and other unsecured lines of credit	2,302,375	2,293,615	2,413,465	2,295,173	2,198,703	2,234,590	2,324,198	2,178,703	2,124,368
Other consumer	7,436,695	8,288,293	8,164,633	7,763,934	6,787,488	7,385,938	7,328,956	8,217,497	7,939,113

Total portfolio loans	106,639,561	102,786,242	100,137,835	97,439,045	84,537,266	79,927,248	79,278,853	77,755,510	75,838,729
Allowance for loan losses	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)	(1,027,550)	(1,010,549)	(1,022,720)	(1,030,225)	(1,052,542)

Net portfolio loans	105,514,434	101,607,418	98,949,373	96,261,365	83,509,716	78,916,699	78,256,133	76,725,285	74,786,187
Properties and equipment	1,267,479	1,275,620	1,268,688	1,263,170	1,170,130	1,101,656	1,085,220	1,066,819	1,048,526
Equipment leased to others	865,476	961,814	1,050,787	1,165,681	34,508	39,178	48,992	59,345	69,067
Other real estate owned	90,578	90,062	89,362	107,296	95,470	92,331	99,418	110,380	103,685
Mortgage servicing rights	1,454,444	1,787,344	1,504,866	1,416,112	1,926,051	1,199,918	1,298,417	1,136,987	733,420
Goodwill	3,317,259	3,298,052	3,302,413	3,308,500	1,423,536	1,103,340	1,103,340	1,103,271	1,102,799
Other intangible assets	194,796	198,459	213,461	253,800	68,408	56,336	62,475	68,631	74,502
Derivative assets	983,019	910,956	885,541	1,210,692	876,243	1,550,552	1,349,259	1,785,967	1,819,917
Accrued income and other assets	4,921,966	5,320,326	5,235,838	5,671,388	4,171,623	3,804,443	3,910,700	4,127,733	4,558,351

Total Assets	$143,975,359	$140,836,129	$139,280,377	$136,499,289	$117,086,872	$111,470,171	$114,036,069	$121,057,395	$123,437,145

Liabilities
Deposits:
Noninterest bearing	$18,756,679	$19,200,996	$18,652,502	$18,339,275	$17,448,186	$16,988,347	$16,585,367	$16,828,794	$19,238,413
NOW and money market accounts	28,191,008	29,081,000	29,263,454	29,678,397	28,153,616	27,767,329	26,849,261	26,256,752	25,415,374
Savings accounts	2,369,628	2,459,455	2,552,990	2,580,343	2,560,288	2,425,914	2,353,721	2,373,289	2,426,424
Consumer time	18,604,907	17,594,106	16,828,303	16,404,590	13,689,154	12,848,588	13,133,909	13,221,476	13,646,875

Core deposits	67,922,222	68,335,557	67,297,249	67,002,605	61,851,244	60,030,178	58,922,258	58,680,311	60,727,086
Other	6,432,114	5,019,009	4,635,416	4,794,275	1,278,431	972,734	924,969	2,731,341	2,440,785
Foreign	8,784,996	7,335,170	14,021,942	5,078,531	9,906,414	6,210,322	4,082,803	8,864,227	3,602,917

Total deposits	83,139,332	80,689,736	85,954,607	76,875,411	73,036,089	67,213,234	63,930,030	70,275,879	66,770,788
Federal funds borrowed and security repurchase agreements	8,217,810	7,610,530	5,892,428	6,542,450	5,892,472	9,220,268	6,693,916	8,637,604	12,112,317
Borrowed funds	1,538,640	1,796,793	2,035,900	7,627,340	3,903,212	1,381,465	6,615,460	1,472,746	2,667,925
Long-term debt	33,665,675	33,512,583	28,695,992	28,492,599	20,492,392	19,557,891	23,666,292	27,304,153	27,938,252
Derivative liabilities	643,487	841,483	596,822	633,828	707,349	844,178	875,737	1,246,371	1,416,132
Accrued expenses and other liabilities	3,768,661	3,741,515	3,301,099	3,835,187	2,720,374	3,399,024	2,925,963	3,052,798	3,501,822

Total Liabilities	130,973,605	128,192,640	126,476,848	124,006,815	106,751,888	101,616,060	104,707,398	111,989,551	114,407,236
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,546,862	2,551,086	2,586,999	2,633,092	2,451,521	2,426,239	2,423,985	2,436,547	2,453,705
Capital surplus	3,726,660	3,682,830	3,647,711	3,666,340	1,607,658	1,182,405	1,116,279	1,079,072	1,057,467
Retained earnings	6,649,450	6,362,731	6,468,231	6,105,769	6,234,266	6,176,988	5,723,720	5,502,147	5,484,430
Accumulated other comprehensive income	78,782	46,842	100,588	87,273	41,539	68,479	64,687	50,078	34,307

Total Stockholders’ Equity	13,001,754	12,643,489	12,803,529	12,492,474	10,334,984	9,854,111	9,328,671	9,067,844	9,029,909

Total Liabilities and Stockholders’ Equity	$143,975,359	$140,836,129	$139,280,377	$136,499,289	$117,086,872	$111,470,171	$114,036,069	$121,057,395	$123,437,145

Common Shares Outstanding	636,715,366	637,771,299	646,749,650	658,272,817	612,880,193	606,559,564	605,996,120	609,136,762	613,426,098

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,680,606	$2,880,524	$2,912,598	$2,405,762	$2,325,648	$3,226,351	$2,394,020	$2,993,448	$4,759,275
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,404,605	1,271,150	1,129,641	1,425,109	1,165,704	1,041,688	860,045	1,018,593	928,275
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	120,532	113,129	103,267	101,183	—	—	—	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	136,386	154,546	128,103	122,322	—	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	14,550,936	14,936,193	14,506,996	14,407,221	13,956,834	12,720,308	13,331,302	12,816,753	13,550,863
Core deposits excluding P&I, T&I, NRR, and IRR balances	63,580,093	63,916,208	63,023,640	62,948,229	58,359,892	55,762,139	55,668,193	54,668,270	55,039,536

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Assets
Earning Assets:
Portfolio loans:
Commercial	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$21,152	$22,001	$26,356	$19,197
Commercial construction	2,999	2,909	2,936	2,815	2,270	2,245	2,445	2,425	2,318	2,954	2,257
Real estate — commercial	11,782	12,127	11,998	11,993	10,821	9,819	9,587	9,450	9,475	11,954	10,320
Real estate — residential	31,669	30,515	30,548	29,639	27,981	27,076	25,564	24,088	22,469	31,095	27,529
Home equity lines of credit	20,791	19,381	18,082	16,247	12,819	11,396	10,410	9,612	8,761	20,089	12,108
Credit card and other unsecured lines of credit	2,304	2,351	2,350	2,281	2,232	2,283	2,330	2,170	2,084	2,327	2,257
Other consumer	8,053	8,308	7,919	7,565	7,209	7,406	7,543	8,167	7,957	8,181	7,306

Total portfolio loans	104,749	101,144	99,006	95,324	82,863	79,085	77,901	77,064	75,065	102,956	80,974
Loans held for sale or securitization:
Commercial	13	16	16	61	21	13	13	13	13	15	17
Commercial real estate	279	312	326	328	—	—	—	—	—	295	—
Mortgage	9,746	11,174	11,161	11,472	13,889	11,780	17,060	27,023	24,105	10,458	12,835
Automobile	—	—	—	—	—	530	607	—	—	—	265
Credit card	71	—	—	—	—	—	—	—	—	35	—

Total loans held for sale or securitization	10,109	11,502	11,503	11,861	13,910	12,323	17,680	27,036	24,118	10,803	13,117
Securities available for sale, at cost	8,291	8,714	9,524	9,670	6,646	6,537	6,534	6,667	7,397	8,501	6,591
Federal funds sold and security resale agreements	218	259	289	284	530	260	275	272	142	239	395
Other investments	1,165	1,089	1,131	1,193	618	554	828	945	633	1,128	586

Total earning assets	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	107,355	123,627	101,663
Allowance for loan losses	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,048)	(1,031)	(1,177)	(1,021)
Fair value appreciation of securities available for sale	79	146	161	82	138	220	201	202	302	112	179
Cash and demand balances due from banks	3,687	3,706	3,829	3,354	3,088	3,015	3,173	3,554	3,465	3,696	3,052
Properties and equipment	1,282	1,277	1,263	1,259	1,158	1,090	1,083	1,059	987	1,279	1,123
Equipment leased to others	915	1,008	1,100	1,248	37	44	57	68	73	961	40
Other real estate owned	91	92	109	112	93	98	105	107	110	91	96
Mortgage servicing rights	1,710	1,504	1,448	1,842	1,593	1,341	1,271	1,225	801	1,608	1,467
Goodwill	3,308	3,300	3,319	3,315	1,403	1,103	1,103	1,103	1,084	3,304	1,253
Other intangible assets	188	206	197	225	72	59	65	71	69	197	66
Derivative assets	295	353	505	330	573	783	854	544	1,077	324	678
Accrued income and other assets	4,605	5,252	5,701	4,684	4,253	4,035	4,461	4,878	4,839	4,927	4,143

Total Assets	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$119,131	$138,949	$112,739

Liabilities
Deposits:
Noninterest bearing	$18,434	$18,136	$18,883	$18,731	$17,756	$15,658	$16,089	$19,408	$17,596	$18,286	$16,707
NOW and money market accounts	28,726	29,253	29,851	29,778	28,614	27,325	26,845	26,091	25,045	28,988	27,970
Savings accounts	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,422	2,447	2,478	2,472
Consumer time	18,143	17,189	16,665	16,318	13,474	13,008	13,178	13,337	13,972	17,668	13,241

Core deposits	67,728	67,109	68,105	67,506	62,420	58,360	58,479	61,258	59,060	67,420	60,390
Brokered retail CDs	4,843	4,336	4,480	4,373	531	499	836	2,502	2,601	4,591	515
Other	619	538	566	828	567	359	369	739	606	579	463
Foreign	7,432	9,539	10,279	9,809	9,150	6,520	7,260	7,186	6,950	8,480	7,835

Total deposits	80,622	81,522	83,430	82,516	72,668	65,738	66,944	71,685	69,217	81,070	69,203
Federal funds borrowed and security repurchase agreements	6,077	7,130	7,126	8,033	8,254	7,942	8,754	10,660	11,953	6,600	8,098
Borrowed funds	2,524	1,486	1,651	1,120	1,547	1,594	992	1,087	1,527	2,008	1,570
Long-term debt	34,364	31,684	28,928	25,744	20,031	21,339	25,056	27,569	23,914	33,031	20,686
Derivative liabilities	219	284	319	364	343	435	431	511	680	251	389
Accrued expenses and other liabilities	2,956	3,492	3,608	3,466	2,735	2,823	2,999	3,064	3,054	3,224	2,779

Total Liabilities	126,762	125,598	125,062	121,243	105,578	99,871	105,176	114,576	110,345	126,184	102,725
Total Stockholders’ Equity	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	8,786	12,765	10,014

Total Liabilities and Stockholders’ Equity	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$119,131	$138,949	$112,739

Memo:

Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,779	$2,645	$3,027	$2,777	$3,596	$2,471	$2,646	$5,738	$4,692	$2,712	$3,034
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,406	1,221	1,392	1,417	1,152	976	1,048	1,050	957	1,314	1,064
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	115	103	110	94	—	—	—	—	—	109	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	137	138	128	119	—	—	—	—	—	138	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	14,134	14,167	14,354	14,443	13,008	12,211	12,395	12,620	11,947	14,151	12,609
Core deposits excluding P&I, T&I, NRR, and IRR balances	63,291	63,002	63,448	63,099	57,672	54,913	54,785	54,470	53,411	63,147	56,292

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

AVERAGE MORTGAGE LOANS HELD FOR SALE

National City Mortgage	$7,694	$8,511	$9,123	$8,892	$11,304	$10,146	$15,355	$25,933	$23,079	$8,101	$10,725
First Franklin	2,052	2,636	1,985	2,483	2,520	1,634	1,388	1,080	1,026	2,344	2,077
National City Home Loan Services (formerly Altegra)	—	25	48	4	65	—	317	10	—	12	33
Provident PCFS(1)	—	2	5	93	—	—	—	—	—	1	—

Total mortgage loans held for sale	$9,746	$11,174	$11,161	$11,472	$13,889	$11,780	$17,060	$27,023	$24,105	$10,458	$12,835

SELECTED AVERAGE PORTFOLIO LOAN BALANCES

Commercial
Commercial	$22,168	$20,699	$20,531	$20,182	$16,308	$15,676	$16,795	$17,852	$18,552	$21,437	$15,992
Floorplan	1,054	1,046	1,059	1,078	1,030	975	909	886	976	1,050	1,003
Leases	3,067	2,918	2,697	2,655	1,351	1,380	1,447	1,504	1,550	2,993	1,366
Non-taxable	301	307	313	333	320	317	373	405	405	304	319
International	561	583	573	536	522	512	498	505	518	572	517

Total Commercial	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$21,152	$22,001	$26,356	$19,197

Real estate — residential
First Franklin(2)	$18,497	$18,425	$18,393	$17,497	$16,236	$15,376	$14,219	$12,290	$11,000	$18,461	$15,806
Altegra/Loan Zone(3)	8	8	39	128	180	294	405	1,419	1,560	8	237
Bank portfolio and other	7,285	6,258	6,391	6,456	6,337	6,366	6,073	6,152	6,252	6,774	6,352
Home equity installment	5,879	5,824	5,725	5,558	5,228	5,040	4,867	4,227	3,657	5,852	5,134

Total Real Estate — Residential	$31,669	$30,515	$30,548	$29,639	$27,981	$27,076	$25,564	$24,088	$22,469	$31,095	$27,529

Credit Card and Other Unsecured Lines of Credit
Credit card	$896	$983	$1,002	$996	$997	$1,084	$1,071	$1,026	$958	$939	$1,040
Personal lines of credit	618	603	600	545	513	502	586	481	477	611	507
Business lines of credit	790	765	748	740	722	697	673	663	649	777	710

Total Credit Card and Other Unsecured Lines of Credit	$2,304	$2,351	$2,350	$2,281	$2,232	$2,283	$2,330	$2,170	$2,084	$2,327	$2,257

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES

National Home Equity(4)
Home equity lines of credit	$12,023	$10,740	$9,507	$7,937	$6,207	$5,017	$4,250	$3,527	$2,949	$11,385	$5,612
Installment loans (real estate-residential)	1,741	1,651	1,596	1,555	1,445	1,386	1,282	1,104	1,003	1,696	1,415

Total National Home Equity	$13,764	$12,391	$11,103	$9,492	$7,652	$6,403	$5,532	$4,631	$3,952	$13,081	$7,027

(1) In December 2004, the Provident PCFS business was sold .
(2) Refer to page 27 for more information regarding this portfolio.
(3) Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.
(4) Represents a division under the National Consumer Finance line of business.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION

National City Mortgage	$8,288	$8,668	$9,552	$8,802	$9,751	$10,631	$12,755	$21,463	$25,810
First Franklin	2,689	2,221	1,898	1,521	2,687	1,840	1,742	1,187	974
National City Home Loan Services (formerly Altegra)	—	—	407	121	3	—	—	950	—
Provident PCFS(1)	—	—	3	48	—	—	—	—	—

Total Mortgage Loans Held for Sale or Securitization	$10,977	$10,889	$11,860	$10,492	$12,441	$12,471	$14,497	$23,600	$26,784

PORTFOLIO LOAN BALANCES

Commercial
Commercial	$22,843	$21,412	$20,317	$20,444	$16,448	$15,812	$15,879	$17,685	$18,382
Floorplan	1,055	1,047	1,105	1,049	1,030	1,013	988	877	980
Leases	3,166	3,033	2,836	2,681	1,369	1,347	1,427	1,477	1,533
Non-taxable	310	305	308	329	335	317	330	403	415
International	560	585	594	573	557	528	540	492	528

Total Commercial	$27,934	$26,382	$25,160	$25,076	$19,739	$19,017	$19,164	$20,934	$21,838

Real estate — residential
First Franklin(2)	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137	$13,183	$11,496
Altegra/Loan Zone(3)	8	7	8	6	133	278	309	1,325	1,491
Bank portfolio and other	7,678	6,988	6,404	6,310	6,534	6,163	6,950	5,114	6,097
Home equity installment	5,932	5,859	5,726	5,686	5,351	5,132	4,998	4,709	3,925

Total Real Estate — Residential	$32,498	$30,985	$30,398	$30,118	$28,732	$27,200	$27,394	$24,331	$23,009

BANK STOCK FUND

Cost basis of equity investments	$247	$220	$208	$187	$157	$38	$7	$33	$36
Unrealized gains (losses), net	14	9	28	13	12	4	1	6	8

Fair Value of Investments	$261	$229	$236	$200	$169	$42	$8	$39	$44

INTANGIBLE ASSETS

Goodwill	$3,317	$3,298	$3,302	$3,309	$1,424	$1,103	$1,103	$1,103	$1,103
Core deposit intangibles	151	159	170	161	24	12	15	18	22
Credit card intangibles	2	2	2	2	2	3	3	3	3
Other intangibles	42	38	42	90	42	42	45	48	49

Total Intangible Assets	$3,512	$3,497	$3,516	$3,562	$1,492	$1,160	$1,166	$1,172	$1,177

Memo:
Holding company investment in subsidiaries	$13,704	$13,409	$13,927	$13,900	$10,739	$10,958	$10,251	$10,016	$10,381
Holding company intangible assets	110	111	109	126	60	59	59	59	59
Double leverage ratio (4)	1.06 x	1.07 x	1.10 x	1.12 x	1.04 x	1.12 x	1.11 x	1.11 x	1.16 x

PRINCIPAL INVESTMENTS(5)

Type of Investment:
Direct investments in public entities	$4	$4	$4	—	—	$1	—	—	$1
Direct investments in nonpublic entities	298	309	319	$344	$323	288	$300	$308	324
Indirect investments (fund)	343	351	342	351	314	296	295	286	284

Total Investments	$645	$664	$665	$695	$637	$585	$595	$594	$609

Type of Security:
Common stock	$64	$64	$60	$61	$42	$25	$23	$25	$20
Convertible debt and preferred stock	32	35	52	67	69	67	59	61	62
Investments in partnerships, funds and other equity instruments	406	416	401	409	371	355	356	352	357
Mezzanine (subordinated) debt	143	149	152	158	155	138	157	156	170

Total Investments	$645	$664	$665	$695	$637	$585	$595	$594	$609

Memo:
Commitments to fund principal investments	$297	$243	$264	$238	$256	$241	$227	$253	$232

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 27 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

CREDIT CARD LOANS

Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$896	$983	$1,002	$996	$997	$1,084	$1,071	$1,026	$958	$939	$1,040
Loans held for securitization	71	—	—	—	—	—	—	—	—	35	—
Loans securitized	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,413	1,450

Total Average Managed Credit Card Loans	$2,343	$2,433	$2,452	$2,446	$2,447	$2,534	$2,521	$2,476	$2,408	$2,387	$2,490

End of period balances:
Loans held in portfolio	$857	$912	$1,070	$971	$950	$1,024	$1,136	$1,030	$988
Loans held for securitization	414	—	—	—	—	—	—	—	—
Loans securitized	1,036	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,307	$2,362	$2,520	$2,421	$2,400	$2,474	$2,586	$2,480	$2,438

AUTOMOBILE LOANS(1)

Managed Automobile Loans(2):
Average balances:
Loans held in portfolio	$2,722	$2,760	$2,785	$2,830	$2,860	$2,657	$3,270	$3,896	$3,727	$2,741	$2,758
Loans held for securitization	—	—	—	—	—	530	607	—	—	—	265
Loans securitized	725	835	944	1,051	1,196	1,012	530	610	698	780	1,104

Total Average Managed Automobile Loans	$3,447	$3,595	$3,729	$3,881	$4,056	$4,199	$4,407	$4,506	$4,425	$3,521	$4,127

End of period balances:
Loans held in portfolio	$2,664	$2,785	$2,895	$2,910	$2,861	$2,834	$2,958	$3,900	$3,808
Loans held for securitization	—	—	—	—	—	—	854	—	—
Loans securitized	674	778	888	1,002	1,128	1,265	495	568	654

Total Managed Automobile Loans	$3,338	$3,563	$3,783	$3,912	$3,989	$4,099	$4,307	$4,468	$4,462

HOME EQUITY LOANS(3)

Managed Home Equity Loans:
Average balances:
Loans held in portfolio	$26,638	$25,172	$23,770	$21,773						$25,909
Loans held for securitization	—	—	—	—						—
Loans securitized	46	57	71	80						51

Total Average Managed Home Equity Loans	$26,684	$25,229	$23,841	$21,853						$25,960

End of period balances:
Loans held in portfolio	$27,466	$25,812	$24,579	$22,921
Loans held for securitization	—	—	—	—
Loans securitized	42	50	61	76

Total Managed Home Equity Loans	$27,508	$25,862	$24,640	$22,997

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2) Represents managed portfolio of indirect prime automobile loans

(3) Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$27,164	$25,569	$25,189	$24,845	$19,552	$18,873	$20,035	$21,165	$22,014	$26,371	$19,214
Commercial construction	2,999	2,909	2,936	2,815	2,270	2,245	2,445	2,425	2,318	2,954	2,257
Real estate — commercial	12,061	12,439	12,324	12,321	10,821	9,819	9,587	9,450	9,475	12,249	10,320
Real estate — residential	41,415	41,689	41,709	41,111	41,870	38,856	42,624	51,111	46,574	41,553	40,364
Home equity lines of credit	20,791	19,381	18,082	16,247	12,819	11,396	10,410	9,612	8,761	20,089	12,108
Credit card and other unsecured lines of credit	2,375	2,351	2,350	2,281	2,232	2,283	2,330	2,170	2,084	2,362	2,257
Other consumer	8,053	8,308	7,919	7,565	7,209	7,936	8,150	8,167	7,957	8,181	7,571

Total loans	114,858	112,646	110,509	107,185	96,773	91,408	95,581	104,100	99,183	113,759	94,091
Securities available for sale, at cost:
Taxable	7,657	8,058	8,834	9,023	5,979	5,879	5,860	5,988	6,721	7,856	5,929
Tax-exempt	634	656	690	647	667	658	674	679	676	645	662

Total securities available for sale	8,291	8,714	9,524	9,670	6,646	6,537	6,534	6,667	7,397	8,501	6,591
Federal funds sold, security resale agreements, and other investments	1,383	1,348	1,420	1,477	1,148	814	1,103	1,217	775	1,367	981

Total earning assets	124,532	122,708	121,453	118,332	104,567	98,759	103,218	111,984	107,355	123,627	101,663
Allowance for loan losses	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,048)	(1,031)	(1,177)	(1,021)
Fair value appreciation of securities available for sale	79	146	161	82	138	220	201	202	302	112	179
Nonearning assets	16,081	16,698	17,471	16,369	12,270	11,568	12,172	12,609	12,505	16,387	11,918

Total Assets	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$119,131	$138,949	$112,739

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,726	$29,253	$29,851	$29,778	$28,614	$27,325	$26,845	$26,091	$25,045	$28,988	$27,970
Savings accounts	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,422	2,447	2,478	2,472
Consumer time deposits	18,143	17,189	16,665	16,318	13,474	13,008	13,178	13,337	13,972	17,668	13,241
Other deposits	5,462	4,874	5,046	5,201	1,098	858	1,205	3,241	3,207	5,170	978
Foreign deposits	7,432	9,539	10,279	9,809	9,150	6,520	7,260	7,186	6,950	8,480	7,835
Federal funds borrowed	2,978	3,912	3,987	5,156	5,548	4,996	5,765	7,632	9,054	3,442	5,272
Security repurchase agreements	3,099	3,218	3,139	2,877	2,706	2,946	2,989	3,028	2,899	3,158	2,826
Borrowed funds	2,524	1,486	1,651	1,120	1,547	1,594	992	1,087	1,527	2,008	1,570
Long-term debt	34,364	31,684	28,928	25,744	20,031	21,339	25,056	27,569	23,914	33,031	20,686

Total interest bearing liabilities	105,153	103,686	102,252	98,682	84,744	80,955	85,657	91,593	89,015	104,423	82,850
Noninterest bearing deposits	18,434	18,136	18,883	18,731	17,756	15,658	16,089	19,408	17,596	18,286	16,707
Accrued interest and other liabilities	3,175	3,776	3,927	3,830	3,078	3,258	3,430	3,575	3,734	3,475	3,168

Total Liabilities	126,762	125,598	125,062	121,243	105,578	99,871	105,176	114,576	110,345	126,184	102,725
Total Stockholders’ Equity	12,752	12,779	12,847	12,359	10,370	9,659	9,390	9,171	8,786	12,765	10,014

Total Liabilities and Stockholders’ Equity	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$114,566	$123,747	$119,131	$138,949	$112,739

Memo:
Interest bearing core deposits	$49,294	$48,973	$49,222	$48,775	$44,664	$42,702	$42,390	$41,850	$41,464	$49,134	$43,683
Interest bearing total deposits	62,188	63,386	64,547	63,785	54,912	50,080	50,855	52,277	51,621	62,784	52,496
Borrowed funding and long-term debt	42,965	40,300	37,705	34,897	29,832	30,875	34,802	39,316	37,394	41,639	30,354

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$385	$330	$309	$273	$179	$175	$183	$198	$217	$715	$354
Commercial construction	45	40	38	33	24	24	25	27	26	85	48
Real estate — commercial	188	183	181	173	151	143	144	146	146	371	294
Real estate — residential	660	643	663	664	656	608	683	807	744	1,303	1,264
Home equity lines of credit	306	267	222	169	138	123	103	99	95	573	261
Credit card and other unsecured lines of credit	57	52	62	46	45	47	45	43	41	109	92
Other consumer	126	129	126	124	115	131	138	140	143	255	246

Total loans	1,767	1,644	1,601	1,482	1,308	1,251	1,321	1,460	1,412	3,411	2,559
Securities available for sale, at cost:
Taxable	95	98	108	111	70	74	73	71	93	193	144
Tax-exempt	12	12	12	12	13	12	12	13	13	24	25

Total securities available for sale	107	110	120	123	83	86	85	84	106	217	169
Federal funds sold, security resale agreements, and other investments	17	18	31	15	11	13	10	10	10	35	24

Total earning assets	$1,891	$1,772	$1,752	$1,620	$1,402	$1,350	$1,416	$1,554	$1,528	$3,663	$2,752

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$112	$93	$77	$61	$57	$57	$59	$63	$67	$205	$114
Savings accounts	3	2	2	3	2	2	2	3	3	5	4
Consumer time deposits	150	133	124	114	117	112	118	120	131	283	229
Other deposits	41	30	25	19	4	2	4	8	10	71	6
Foreign deposits	51	55	47	34	22	15	17	19	25	106	37
Federal funds borrowed	22	25	21	20	16	14	16	27	35	47	30
Security repurchase agreements	15	13	10	5	4	4	4	4	5	28	8
Borrowed funds	15	6	5	4	3	3	2	2	5	21	6
Long-term debt	285	237	198	164	110	116	153	157	145	522	226

Total interest bearing liabilities	$694	$594	$509	$424	$335	$325	$375	$403	$426	$1,288	$660

Tax-Equivalent Net Interest Income	$1,197	$1,178	$1,243	$1,196	$1,067	$1,025	$1,041	$1,151	$1,102	$2,375	$2,092

Memo:
Interest bearing core deposits	$265	$228	$203	$178	$176	$171	$179	$186	$201	$493	$347
Interest bearing total deposits	357	313	275	231	202	188	200	213	236	670	390
Borrowed funding and long-term debt	337	281	234	193	133	137	175	190	190	618	270
Amortization of fair value adjustments included above(2):
Loans	($7)	($9)	($9)	($13)	—	—	—	—	—	($16)	—
Deposits	(12)	(17)	(21)	(34)	—	—	—	—	—	(29)	—
Long-term debt	(10)	(7)	(17)	(20)	—	—	—	—	—	(17)	—

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

RATES

Assets
Earning Assets:
Loans(1):
Commercial	5.69%	5.22%	4.90%	4.36%	3.69%	3.72%	3.63%	3.73%	3.94%	5.46%	3.71%
Commercial construction	5.99	5.59	5.11	4.64	4.34	4.30	4.07	4.48	4.49	5.79	4.32
Real estate — commercial	6.25	5.98	5.84	5.58	5.61	5.87	5.99	6.10	6.18	6.11	5.74
Real estate — residential	6.36	6.17	6.36	6.47	6.26	6.26	6.41	6.31	6.39	6.27	6.26
Home equity lines of credit	5.88	5.51	4.92	4.16	4.29	4.33	3.97	4.11	4.36	5.70	4.31
Credit card and other unsecured lines of credit	9.74	8.90	10.37	8.16	8.02	8.30	7.57	7.81	8.06	9.33	8.16
Other consumer	6.28	6.28	6.35	6.51	6.43	6.62	6.76	6.79	7.19	6.28	6.53

Total loans	6.16	5.87	5.78	5.52	5.42	5.49	5.52	5.59	5.70	6.02	5.45
Securities available for sale, at cost:
Taxable	4.95	4.89	4.90	4.92	4.69	5.01	4.92	4.81	5.47	4.92	4.85
Tax-exempt	7.40	7.29	7.02	7.28	7.62	7.53	7.50	7.50	7.68	7.35	7.57

Total securities available for sale	5.14	5.07	5.06	5.08	4.98	5.26	5.19	5.08	5.68	5.11	5.12
Federal funds sold, security resale agreements, and other investments	5.06	5.35	8.69	3.94	3.97	6.49	3.26	3.29	5.33	5.20	5.01

Total earning assets	6.08	5.81	5.76	5.46	5.37	5.48	5.47	5.53	5.70	5.95	5.43

Liabilities
Interest bearing liabilities:
NOW and money market accounts	1.57	1.28	1.03	.82	.80	.83	.88	.96	1.07	1.43	.82
Savings accounts	.41	.38	.37	.34	.35	.35	.36	.39	.46	.39	.35
Consumer time deposits	3.33	3.13	2.94	2.78	3.50	3.47	3.55	3.58	3.74	3.23	3.49
Other deposits	2.99	2.51	2.03	1.46	1.13	1.13	1.07	1.05	1.26	2.77	1.13
Foreign deposits	2.77	2.33	1.83	1.35	.98	.94	.94	1.05	1.42	2.53	.96
Federal funds borrowed	2.98	2.55	2.11	1.56	1.15	1.13	1.09	1.37	1.57	2.74	1.14
Security repurchase agreements	2.00	1.65	1.20	.77	.56	.55	.53	.53	.71	1.82	.55
Borrowed funds	2.30	1.77	1.30	1.35	.81	.75	.96	.98	1.21	2.11	.78
Long-term debt	3.32	3.03	2.72	2.54	2.21	2.18	2.42	2.26	2.44	3.18	2.19

Total interest bearing liabilities	2.65	2.32	1.98	1.71	1.59	1.62	1.74	1.75	1.92	2.49	1.60

Net Interest Spread	3.43	3.49	3.78	3.75	3.78	3.86	3.73	3.78	3.78	3.46	3.83
Contribution of noninterest bearing sources of funds	.42	.36	.31	.29	.31	.30	.30	.32	.33	.39	.29

Net Interest Margin	3.85%	3.85%	4.09%	4.04%	4.09%	4.16%	4.03%	4.10%	4.11%	3.85%	4.12%

Memo:
Interest bearing core deposits	2.16%	1.88%	1.64%	1.45%	1.59%	1.61%	1.68%	1.76%	1.93%	2.02%	1.60%
Interest bearing total deposits	2.31	2.00	1.70	1.43	1.48	1.51	1.56	1.62	1.82	2.15	1.49
Borrowed funding and long-term debt	3.14	2.82	2.47	2.21	1.79	1.78	1.99	1.92	2.05	2.99	1.79

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Per common share:
Basic net income	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$.56	$.96	$1.73	$2.01
Diluted net income	.97	.74	1.46	.86	.83	1.16	.88	.56	.94	1.71	1.99
Trailing four quarters basic net income	4.09	3.95	4.37	3.78	3.46	3.58	3.46	3.03	3.03
Trailing four quarters diluted net income	4.03	3.89	4.31	3.73	3.43	3.54	3.43	3.01	3.01
Dividends declared	.35	.35	.35	.35	.32	.32	.32	.32	.305	.70	.64
Dividends paid	.35	.35	.35	.35	.32	.32	.32	.32	.305	.70	.64
Dividend payout ratio(1)	36.08%	47.30%	23.97%	40.70%	38.55%	27.59%	36.36%	57.14%	32.45%	40.94%	32.16%
Dividend yield (annualized)(2)	4.10	4.18	3.73	3.63	3.66	3.60	3.77	4.34	3.73
P/E ratio(3)	8.47 x	8.61 x	8.71 x	10.35 x	10.21 x	10.05 x	9.90 x	9.79 x	10.87 x

Common dividends declared	$224.5	$228.4	$231.5	$235.0	$199.4	$194.5	$195.3	$196.5	$186.4	$452.9	$393.9
Preferred dividends declared	.4	.4	.4	.4	—	—	—	—	—	.8	—

Common dividends paid	224.5	228.4	231.5	235.0	199.4	194.5	195.3	196.5	186.4	$452.9	393.9
Preferred dividends paid	.4	.4	.4	.4	—	—	—	—	—	.8	—

Shares outstanding(4):
Average basic	636,883	643,005	652,949	663,339	619,098	605,917	607,624	613,574	612,120	639,927	612,507
Average diluted	644,134	652,487	666,250	677,143	625,476	612,597	612,712	618,969	618,384	648,288	619,036
Ending common	636,715	637,771	646,750	658,273	612,880	606,560	605,996	609,137	613,426

Common stock price:
High	$35.30	$37.75	$39.66	$39.35	$36.10	$37.10	$34.44	$34.56	$34.97	$37.75	$37.10
Low	32.08	32.85	36.07	34.35	32.60	32.14	29.46	29.03	27.72	32.08	32.14
Close	34.12	33.50	37.55	38.62	35.01	35.58	33.94	29.46	32.71

Book value per common share	$20.42	$19.82	$19.80	$18.98	$16.86	$16.25	$15.39	$14.89	$14.72
Tangible book value per common share	14.90	14.34	14.36	13.57	14.43	14.33	13.47	12.96	12.80
Other comprehensive income per share	.12	.07	.16	.13	.07	.11	.11	.08	.06

Market to book value	167.1%	169.0%	189.6%	203.5%	207.7%	219.0%	220.5%	197.9%	222.2%

Market capitalization of common stock	$21,725	$21,365	$24,285	$25,422	$21,457	$21,581	$20,568	$17,945	$20,065

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

LONG-TERM DEBT AND BORROWED FUNDS

Long-Term Debt:
Holding company debt:
Senior notes	$1,266	$815	$559	$566	$476	$499	$295	$297	$304
Subordinated debt	1,137	1,331	1,354	1,381	1,513	1,597	1,969	1,986	2,041
Junior subordinated debentures owed to unconsolidated subsidiary trusts	598	600	605	609	249	186	186	186	—
Other	—	1	1	1	1	2	2	2	2

Total holding company debt	3,001	2,747	2,519	2,557	2,239	2,284	2,452	2,471	2,347
Subsidiary debt:
Subordinated debt	2,069	2,015	2,057	2,091	2,012	2,117	2,080	2,101	2,168
Senior bank notes	23,602	23,420	18,549	17,987	12,360	11,489	15,266	18,732	19,239
Capital securities	—	—	—	—	—	—	—	—	180
FHLB advances	4,783	4,851	4,904	4,965	3,881	3,668	3,868	4,000	4,004
Secured debt financings	178	480	667	893	—	—	—	—	—
Other	33	—	—	—	—	—	—	—	—

Total subsidiary debt	30,665	30,766	26,177	25,936	18,253	17,274	21,214	24,833	25,591

Total Long-Term Debt	$33,666	$33,513	$28,696	$28,493	$20,492	$19,558	$23,666	$27,304	$27,938

Borrowed Funds:
U.S. Treasury demand notes	$600	$734	$1,024	$6,374	$2,986	$569	$5,655	$847	$1,550
Short-term senior bank notes	20	60	195	100	100	—	—	—	290
Commercial paper and other	919	1,003	817	1,153	817	812	960	626	828

Total Borrowed Funds	$1,539	$1,797	$2,036	$7,627	$3,903	$1,381	$6,615	$1,473	$2,668

STOCKHOLDERS’ EQUITY

Total stockholders’ equity	$13,002	$12,643	$12,804	$12,492	$10,335	$9,854	$9,329	$9,068	$9,030

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain, net	$71	$23	$107	$138	$45	$149	$132	$153	$183
SFAS 133 unrealized gain (loss), net	8	24	(6)	(51)	(3)	(81)	(67)	(103)	(149)

Total Accumulated Other Comprehensive Income, Net of Tax	$79	$47	$101	$87	$42	$68	$65	$50	$34

RISK-BASED CAPITAL(1)

Tier 1 capital	$10,003	$9,731	$9,815	$9,578	$9,018	$8,864	$8,420	$8,052	$7,987
Total risk-based capital	14,078	13,853	14,023	13,793	13,070	12,946	12,561	12,199	12,187
Risk-weighted assets	126,187	123,096	118,960	116,822	99,909	94,709	95,772	99,255	98,335

Tier 1 capital ratio	7.93%	7.91%	8.25%	8.20%	9.03%	9.36%	8.79%	8.11%	8.12%
Total risk-based capital ratio	11.16	11.25	11.79	11.81	13.08	13.67	13.12	12.29	12.39
Leverage ratio	7.36	7.22	7.31	7.38	7.90	8.19	7.43	6.58	6.78

COMMON STOCK ROLLFORWARD

Beginning balance	637.8	646.7	658.3	612.9	606.6	606.0	609.1	613.4	611.0	646.7	606.0
Shares issued under stock award plans	1.9	1.5	1.5	5.9	1.5	3.7	2.2	1.4	3.4	3.4	5.2
Shares issued for acquisitions	—	—	—	57.0	14.3	—	—	—	—	—	14.3
Shares issued for PRIDES conversions	2.2	3.8	—	—	—	—	—	—	—	6.0	—
Shares repurchased under repurchase authorizations	(4.7)	(13.9)	(12.9)	(16.0)	(9.0)	(2.2)	(4.8)	(5.3)	—	(18.6)	(11.2)
Shares exchanged for stock award plans	(.4)	(.4)	(.2)	(1.1)	(.5)	(.9)	(.5)	(.4)	(1.0)	(.8)	(1.4)
Other	(.1)	.1	—	(.4)	—	—	—	—	—	—	—

Ending Balance	636.7	637.8	646.7	658.3	612.9	606.6	606.0	609.1	613.4	636.7	612.9

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased	4.7	13.9	12.9	16.0	9.0	2.2	4.8	5.3	—	18.6	11.2
Average price per share of repurchased common shares	$33.73	$35.48	$37.86	$36.83	$35.06	$34.53	$32.53	$30.10	—	$35.04	$34.95
Total cost	$159.2	$494.0	$488.2	$589.2	$315.9	$75.4	$154.7	$160.3	—	$653.2	$391.3

Common shares remaining under authorization(2)	18.5	23.2	37.1	25.0	41.0	50.0	27.8	32.6	37.9

SELECTED RATIOS AND OTHER

Long-term debt to equity	258.93%	265.06%	224.13%	228.08%	198.28%	198.47%	253.69%	301.11%	309.40%
Long-term debt to total capitalization	72.14	72.61	69.15	69.52	66.47	66.50	71.73	75.07	75.57
Equity to assets	9.03	8.98	9.19	9.15	8.83	8.84	8.18	7.49	7.32
Tangible common equity to assets(3)	6.76	6.66	6.84	6.72	7.65	7.88	7.23	6.59	6.42

Minority interest(4)	$179	$239	$240	$332	$164	$157	$156	$151	$73

(1)	Second quarter 2005 risk-based capital is based upon preliminary data

(2)	In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets

(4)	Included in other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Mortgage banking revenue	$400	$283	$142	$370	$193	$579	$451	($27)	$427	$683	$772
Deposit service charges	172	161	175	172	162	147	146	145	142	333	309
Payment processing revenue	1	—	23	132	132	122	135	125	113	1	254
Trust and investment management fees	78	73	72	74	79	76	72	72	78	151	155
Card-related fees	33	28	32	35	38	37	42	42	44	61	75
Other service fees	33	26	33	28	29	23	24	28	26	59	52
Brokerage revenue	44	39	45	34	34	32	31	33	34	83	66
Leasing revenue	69	74	81	87	6	6	8	11	8	143	12
Ineffective hedge and other derivative gains, net(1)	32	13	28	2	35	8	25	(11)	79	45	43
Principal investment gains (losses), net	9	10	10	19	17	23	—	17	(16)	19	40
Student loan sale gains	11	1	—	1	15	—	—	1	6	12	15
Gain on sale of National Processing, Inc.	—	—	714	—	—	—	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	14	—	—	—	—	—	—	—	—
Gain on sale of Corporate Trust Bond Administration business	—	—	(3)	—	65	—	—	—	—	—	65
Initial gain from the securitization of automobile receivables	—	—	—	—	—	9	—	—	—	—	9
All other	69	67	76	69	56	56	47	48	40	136	112

Total fees and other income	951	775	1,442	1,023	861	1,118	981	484	981	1,726	1,979
Bank stock fund	3	8	3	—	—	—	7	1	32	11	—
Other securities	2	6	8	3	5	—	3	4	—	8	5

Total securities gains (losses), net	5	14	11	3	5	—	10	5	32	19	5

Total Noninterest Income	$956	$789	$1,453	$1,026	$866	$1,118	$991	$489	$1,013	$1,745	$1,984

Memo:
Operating lease intangible amortization(2)	($7)	($8)	($9)	($11)						($15)

(1)	Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue

NONINTEREST EXPENSE
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Salaries, benefits, and other personnel	$651	$631	$685	$661	$594	$549	$541	$571	$542	$1,282	$1,143
Equipment	76	76	92	73	69	66	72	55	59	152	135
Net occupancy	72	101	69	66	59	60	61	58	56	173	119
Third-party services	66	66	95	82	73	68	88	71	71	132	141
Card processing	5	5	13	59	60	58	60	54	52	10	118
Telecommunications	20	21	22	21	23	19	22	22	19	41	42
Marketing and public relations	39	28	33	30	30	22	30	22	67	67	52
Leasing expense	52	57	57	63	2	4	3	(5)	5	109	6
Postage	21	22	21	22	20	20	19	22	18	43	40
Travel and entertainment	22	21	25	22	19	16	19	15	14	43	35
Supplies	16	16	19	17	15	14	16	15	15	32	29
State and local taxes	22	24	16	16	13	15	16	16	14	46	28
Intangible asset amortization	15	15	16	17	7	6	6	6	6	30	13
FDIC assessments	2	3	2	3	3	2	3	2	3	5	5
OREO expense, net	—	2	3	2	2	2	5	4	6	2	4
Building lease termination penalty	—	—	—	—	—	—	—	—	9	—	—
Impairment, fraud, and other losses, net	21	16	15	20	26	10	24	14	16	37	36
All other	83	51	88	59	60	55	60	66	54	134	115

Total Noninterest Expense	$1,183	$1,155	$1,271	$1,233	$1,075	$986	$1,045	$1,008	$1,026	$2,338	$2,061

Memo:
Merger integration costs	$12	$19	$39	$28	$6	$1				$31	$7

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Personal Accounts:
DDA and NOW deposit fees	$9	$9	$10	$10	$10	$11	$11	$12	$12	$18	$21
Savings and time deposit fees	3	3	3	3	3	3	3	3	3	6	6
Overdraft and NSF fees	73	62	71	72	66	52	57	54	49	135	118
Debit card interchange fees	22	21	21	19	18	16	15	16	18	43	34

Total personal account fees	107	95	105	104	97	82	86	85	82	202	179

Business accounts:
Deposit fees	6	9	10	11	6	6	6	6	6	15	12
Overdraft and NSF fees	9	8	8	8	8	6	6	6	6	17	14
Debit card interchange fees	3	3	3	3	3	2	2	2	2	6	5
Cash management fees	41	39	38	41	42	45	41	42	42	80	87

Total Business account fees	59	59	59	63	59	59	55	56	56	118	118

Other deposit service charges	6	7	10	6	6	6	5	4	4	13	12

Total Deposit Service Charges	$172	$161	$174	$173	$162	$147	$146	$145	$142	$333	$309

CARD-RELATED FEES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Credit card:
Credit limit exceed and stop payment fees	$2	$3	$2	$2	$2	$2	$2	$2	$2	$5	$4
Cash advance fees	1	1	1	1	1	1	1	1	1	2	2
Interchange fees	16	10	8	8	13	12	13	13	12	26	25
Fees on securitized loans	23	21	27	25	25	24	25	23	23	44	49
Reward programs and incentives	(8)	(7)	(7)	(8)	(7)	(6)	(6)	(6)	(5)	(15)	(13)
Debt cancellation and other fees	4	4	7	7	1	1	1	1	1	8	2

Total credit card fees	38	32	38	35	35	34	36	34	34	70	69

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	2	2
Home equity lines of credit(1)	(23)	(19)	(23)	(17)	(13)	(11)	(8)	(7)	(5)	(42)	(24)
ATM fees	16	14	15	16	15	13	13	14	14	30	28

Total other card-related fees	(6)	(4)	(7)	—	3	3	6	8	10	(10)	6

Total Card-Related fees	$32	$28	$31	$35	$38	$37	$42	$42	$44	$60	$75

(1) Net of deferred home equity line of credit origination fees and costs

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Salaries and wages	$355	$350	$353	$363	$318	$313	$313	$310	$303	$705	$631
Incentive compensation	209	169	208	198	210	157	167	264	241	378	367
Deferred personnel costs	(100)	(76)	(94)	(99)	(104)	(81)	(101)	(145)	(155)	(176)	(185)
Stock-based compensation	15	15	28	15	12	12	10	10	6	30	24
Payroll taxes	38	51	31	37	36	44	28	33	37	89	80
Contract labor	47	34	62	36	32	19	38	29	23	81	51
Medical and other benefits	48	52	37	54	48	46	45	42	49	100	94
Defined contribution plans	20	25	15	18	17	22	13	14	17	45	39
Defined benefit pension plan	1	1	2	2	3	2	(4)	(4)	(4)	2	5
Market valuation adjustments on deferred compensation liabilities	7	(6)	18	4	7	3	19	3	18	1	10
Severance and other	11	16	25	33	15	12	13	15	7	27	27

Total Salaries, Benefits, and Other Personnel Expense	$651	$631	$685	$661	$594	$549	$541	$571	$542	$1,282	$1,143

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Line of business staff:
Consumer and Small Business Financial Services	13,344	13,183	13,079	12,661	12,314	11,976	12,077	11,773	11,433
Wholesale Banking	2,388	2,350	2,282	2,272	1,683	1,590	1,571	1,583	1,592
National City Mortgage	7,956	7,970	7,814	7,674	7,819	7,697	7,868	8,211	8,096
National Consumer Finance
First Franklin Financial Corporation	2,598	2,392	2,391	2,481	2,241	2,012	1,943	1,721	1,475
National City Home Loan Services	398	341	325	326	338	328	357	352	344
National Home Equity	497	448	415	415	391	313	311	284	253
National City Warehouse Resources	80	87	69	63	—	—	—	—	—
Provident PCFS(2)	—	—	245	437	—	—	—	—	—

Total National Consumer Finance	3,573	3,268	3,445	3,722	2,970	2,653	2,611	2,357	2,072
Asset Management	1,567	1,524	1,517	1,522	1,500	1,475	1,501	1,496	1,513
National Processing(3)	—	—	—	1,608	1,655	1,671	1,693	1,705	1,689
Corporate support staff(4)	6,665	6,813	7,093	6,933	6,121	5,974	6,010	6,063	6,019

Total Employees	35,493	35,108	35,230	36,392	34,062	33,036	33,331	33,188	32,414

(1)	Represents period-end, active, full-time equivalent employees

(2)	In December 2004, the Provident PCFS business was sold

(3)	In October 2004, the National Processing business was sold

(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,030	$1,053	$1,032	$1,188	$1,023
Provision for credit losses	19	77	108	100	61	70	145	102	185	96	131
Allowance related to loans acquired, sold, or securitized	(1)	1	6	147	19	—	(2)	—	—	—	19
Charge-offs:
Commercial	31	43	60	63	17	30	81	43	100	74	47
Commercial construction	—	2	10	2	—	—	1	1	1	2	—
Real estate — commercial	8	5	8	6	7	2	13	10	5	13	9
Real estate — residential	29	42	34	30	34	28	32	48	31	71	62
Home equity lines of credit	8	7	8	6	7	6	6	6	6	15	13
Credit card and other unsecured lines of credit	30	28	25	26	27	31	27	24	25	58	58
Other consumer	20	26	28	24	25	27	29	27	30	46	52

Total charge-offs	126	153	173	157	117	124	189	159	198	279	241

Recoveries:
Commercial	25	32	42	22	23	14	13	9	11	57	37
Commercial construction	—	—	1	—	—	—	—	—	—	—	—
Real estate — commercial	2	3	3	4	3	3	3	1	—	5	6
Real estate — residential	12	17	10	18	14	10	10	11	6	29	24
Home equity lines of credit	2	2	2	3	3	2	2	2	1	4	5
Credit card and other unsecured lines of credit	4	2	2	2	2	2	2	2	2	6	4
Other consumer	9	10	9	11	9	11	9	9	14	19	20

Total recoveries	54	66	69	60	54	42	39	34	34	120	96

Net charge-offs	72	87	104	97	63	82	150	125	164	159	145

Ending loan loss allowance	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,030	$1,053	$1,125	$1,028

Memo:
Net charge-offs on:
Securitized credit cards	$20	$18	$19	$19	$21	$17	$19	$20	$21	$38	$38
Managed credit cards	38	36	35	35	39	38	37	35	36	74	77
Securitized automobile loans	3	3	4	3	3	2	2	2	2	6	5
Managed automobile loans(1)	8	11	14	10	10	12	12	11	10	19	22
Securitized home equity loans	—	1	—	—	—	—	—	—	—	1	—
Managed home equity loans(2)	11	13	10	9	—	—	—	—	—	24	—

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)

Commercial	.10%	.18%	.30%	.64%	(.11)%	.34%	1.37%	.63%	1.63%	.13%	.11%
Commercial construction	.06	.26	1.19	.32	(.07)	(.01)	.13	.12	.18	.15	(.04)
Real estate — commercial	.19	.08	.18	.09	.16	(.06)	.41	.36	.22	.13	.05
Real estate — residential	.20	.34	.31	.16	.29	.28	.33	.61	.45	.27	.28
Home equity lines of credit	.11	.11	.10	.09	.13	.14	.15	.19	.19	.11	.13
Credit card and other unsecured lines of credit	4.64	4.48	3.92	4.01	4.66	5.08	4.29	4.13	4.46	4.56	4.87
Other consumer	.54	.76	.91	.77	.80	.91	1.04	.83	.80	.65	.85

Total Net Charge-offs	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.64%	.88%	.31%	.36%

Memo:
Securitized credit cards	5.92%	5.04%	5.29%	5.33%	5.69%	4.77%	5.20%	5.35%	5.76%	5.48%	5.23%
Managed credit cards	6.44%	6.08%	5.69%	5.78%	6.38%	6.00%	5.82%	5.58%	6.11%	6.26%	6.19%
Securitized automobile loans	1.37%	1.67%	1.72%	1.18%	.90%	.83%	1.67%	1.41%	1.32%	1.53%	.86%
Managed automobile loans(1)	.94%	1.24%	1.44%	1.08%	.96%	1.14%	1.09%	.98%	.89%	1.09%	1.05%
Securitized home equity loans	2.12%	5.37%	1.07%	1.84%	—	—	—	—	—	3.91%	—
Managed home equity loans(2)	.17%	.21%	.16%	.16%	—	—	—	—	—	.19%	—

LENDING-RELATED COMMITMENTS ALLOWANCE(3)

Beginning lending-related commitment allowance	$93	$100	$127	$117	$115	$102	$99	$94	$96	$100	$102
Allowance related to commitments acquired	—	—	—	12	2	—	—	—	—	—	2
Net provision for credit losses	7	(7)	(27)	(2)	—	13	3	5	(2)	—	13

Ending lending-related commitment allowance	$100	$93	$100	$127	$117	$115	$102	$99	$94	$100	$117

Memo:
Total Provision for Credit Losses	$26	$70	$81	$98	$61	$83	$148	$107	$183	$96	$144

(1)	Represents managed portfolio of indirect prime automobile loans

(2)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

NONPERFORMING ASSETS

Commercial	$142	$158	$161	$212	$164	$200	$257	$341	$402
Commercial construction	28	13	12	13	2	4	7	9	8
Real estate — commercial	118	110	102	101	89	68	67	65	75
Real estate — residential:
National City Mortgage	106	116	108	88	92	124	103	102	97
First Franklin	49	62	59	54	55	55	51	49	47
Altegra/Loan Zone	2	2	1	10	12	41	50	60	66
Other	26	25	26	24	25	13	15	3	12

Total real estate — residential	183	205	194	176	184	233	219	214	222

Total nonperforming portfolio loans	471	486	469	502	439	505	550	629	707
Other real estate owned (OREO):
Commercial	4	3	5	18	4	2	2	4	5
Real estate — residential:
National City Mortgage	28	30	32	31	35	31	43	44	38
First Franklin	46	48	42	42	38	39	33	34	31
Altegra/Loan Zone	1	2	5	9	15	20	21	28	30
Other	1	2	2	7	3	—	—	—	—

Total real estate — residential	76	82	81	89	91	90	97	106	99

Other	11	5	3	—	—	—	—	—	—
Total OREO	91	90	89	107	95	92	99	110	104
Mortgage loans held for sale and other	10	2	5	19	10	9	8	17	7

Total Nonperforming Assets	$572	$578	$563	$628	$544	$606	$657	$756	$818

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY

Commercial	24%	28%	29%	34%	30%	34%	40%	45%	49
Commercial construction	5	2	2	2	—	1	1	1	1
Real estate — commercial	21	19	18	16	16	11	10	9	9
Real estate — residential:
National City Mortgage	18	20	19	15	17	20	15	14	13
First Franklin	9	10	10	8	10	9	8	6	5
Altegra/Loan Zone	—	—	—	2	2	7	8	8	8
Other	5	5	5	3	5	2	2	—	1

Total real estate — residential	32	35	34	28	34	38	33	28	27

Total nonperforming portfolio loans	82	84	83	80	80	84	84	83	86
Other real estate owned (OREO):
Commercial	1	1	1	3	1	—	—	1	1
Real estate — residential:
National City Mortgage	5	6	6	5	6	5	7	6	4
First Franklin	8	8	7	7	7	7	5	4	4
Altegra/Loan Zone	—	—	1	1	3	3	3	4	4
Other	—	—	—	1	1	—	—	—	—

Total real estate — residential	13	14	14	14	17	15	15	14	12

Other	2	1	1	—	—	—	—	—	—
Total OREO	16	16	16	17	18	15	15	15	13
Mortgage loans held for sale and other	2	—	1	3	2	1	1	2	1

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

DISTRESSED LOAN SALES

Distressed loans classified as nonperforming at the end of the previous quarter	—	—	—	—	$1	$11	$27	$28	$40
Other	$9	$8	—	$8	—	15	12	16	25

Total Distressed Loans Sold	$9	$8	—	$8	$1	$26	$39	$44	$65

RATIOS

Nonperforming assets to period-end portfolio loans and other nonperforming assets	.54%	.56%	.56%	.64%	.64%	.76%	.83%	.97%	1.08%
Nonperforming assets to period-end total assets	.40	.41	.40	.46	.46	.54	.58	.62	.66
Loan loss allowance to nonperforming portfolio loans	238.64	242.76	253.42	234.48	234.09	200.41	186.09	163.80	148.73
Loan loss allowance to period-end portfolio loans	1.06	1.15	1.19	1.21	1.22	1.26	1.29	1.32	1.39
Loan loss allowance (period-end) to annualized net charge-offs	391.50	330.46	290.31	302.46	407.33	305.75	171.81	208.55	159.72

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST

Commercial	$51	$59	$44	$51	$39	$26	$20	$38	$35
Commercial construction	10	6	12	16	3	10	3	10	14
Real estate — commercial	32	39	29	46	51	35	32	22	26
Real estate — residential:
National City Mortgage and other	123	162	168	150	121	131	140	121	125
First Franklin	277	270	295	265	252	235	225	210	190
Altegra/Loan Zone	2	2	3	8	10	50	63	84	115
National Home Equity	—	—	1	—	—	—	—	1	1

Total real estate — residential	402	434	467	423	383	416	428	416	431

Home equity lines of credit	11	10	10	9	7	9	15	15	15
Credit card and other unsecured lines of credit	22	22	21	22	22	22	18	15	14
Other consumer	13	9	13	13	10	10	12	11	19
Mortgage loans held for sale and other	4	14	25	48	35	36	37	71	39

Total Loans 90+ Days Past Due	$545	$593	$621	$628	$550	$564	$565	$598	$593

TEN LARGEST NONPERFORMING ASSETS AS OF JUNE 30, 2005
($ in millions)

			Amount		As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding		Nonperforming Assets

Industrial	Air Transportation	Commercial Leases	$31		5.4%
Industrial	Electronic Equipment	Commercial	12		2.1%
Consumer noncyclical	Non-Residential Real Estate	Commercial Real Estate	11		1.9%
Real estate	Residential Real Estate	Commercial Construction	11		1.9%
Real estate	Residential & Non-Residential Real Estate	Commercial Real Estate	9		1.6%
Real estate	Residential Real Estate	Commercial Real Estate	8		1.5%
Consumer cyclical	Automobile	Commercial	7	(2)	1.2%
Consumer noncyclical	Healthcare	Comm./Commercial Real Estate	7		1.2%
Real estate	Residential Real Estate	Comm. Construction/Comm. Real Estate	6		1.0%
Real estate	Equipment Services	Commercial	5	(2)	0.9%

			$107		18.7%

Total nonperforming assets			$572		100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets					.54%

(1)	Based on Standard Industrial Classification System codes

(2)	Loan represents a participation in a shared national credit

COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2005
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,109	31%	$.9	$58
Consumer cyclical	6,803	16%	1.0	89
Consumer noncyclical	5,377	12%	.5	63
Industrial	5,173	12%	1.1	40
Basic materials	3,429	8%	1.5	39
Financial	4,053	9%	1.5	51
Services	1,657	4%	.4	100
Energy and utilities	755	2%	1.1	38
Technology	351	1%	2.5	30
Miscellaneous	2,128	5%	.2	24

Total commercial, commercial real estate and commercial construction	$42,835	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

Average Total Deposits (1)(2)	$53,150	$52,271	$51,752	$52,125	$48,305	$46,412	$46,443	$46,002	$45,526	$52,713	$47,359

PERIOD-END DEPOSIT ACCOUNT METRICS(2)

Personal Deposits:

Number of accounts (in thousands):
Noninterest bearing checking	1,764	1,753	1,748	1,750	1,661	1,651	1,645	1,641	1,604
Interest bearing checking	897	856	844	830	750	720	713	709	696
Money market savings	711	663	584	541	496	457	456	457	449
Regular savings	696	728	760	796	806	824	824	842	855

Total personal deposit accounts	4,068	4,000	3,936	3,917	3,713	3,652	3,638	3,649	3,604

Average account size:
Noninterest bearing checking	$2,040	$2,134	$2,177	$1,997	$2,001	$1,956	$1,917	$1,834	$1,939
Interest bearing checking	8,698	9,342	9,679	9,582	10,559	11,106	11,138	10,807	10,671
Money market savings	19,286	21,139	24,025	26,337	28,876	30,743	30,369	30,298	30,044
Regular savings	2,990	2,982	2,847	2,735	2,822	2,607	2,519	2,498	2,530

Total average account size	$6,685	$6,982	$7,155	$7,119	$7,496	$7,507	$7,424	$7,294	$7,263

Business Deposits:

Number of accounts (in thousands)	381	370	367	362	336	322	316	309	299
Average account size	$20,381	$19,944	$19,960	$20,660	$19,737	$19,518	$18,940	$19,196	$19,132

Time Deposits:

Number of accounts (in thousands)	967	930	902	898	805	782	801	818	851
Average account size	$18,636	$18,307	$18,032	$17,702	$16,451	$15,900	$15,816	$15,622	$15,521

CONSUMER LOAN PRODUCTION METRICS (# of loans)(3)

Installment loan originations:
Home equity(4)(6)	5,034	5,344	6,404	8,001	7,356	5,703	7,318	16,532	12,497
Other(5)	4,420	3,966	4,472	5,280	5,075	4,249	4,576	6,199	5,536
Home equity(6) and other lines of credit	22,149	16,994	20,807	24,447	22,752	15,381	17,340	23,946	26,974

Total consumer loan originations	31,603	26,304	31,683	37,728	35,183	25,333	29,234	46,677	45,007

BANK BRANCHES

Traditional	1,179	1,174	1,179	1,161	1,100	1,065	1,067	1,071	1,070
In-store	42	43	43	45	42	42	47	51	53

Total Bank Branches	1,221	1,217	1,222	1,206	1,142	1,107	1,114	1,122	1,123

ATMs	1,933	1,928	1,948	1,931	1,642	1,565	1,574	1,580	1,583

Online Banking Customers	1,135,539	1,062,707	1,014,403	975,392	900,074	850,784	793,910	740,976	664,283

SELECTED AVERAGE PORTFOLIO LOAN BALANCES:(1)

Dealer Finance
Floorplan and other commercial (commercial)	$1,157	$1,156	$1,143	$1,156	$1,136	$1,082	$987	$954	$1,042	$1,157	$1,109
Automobile leases (other consumer)	491	525	561	618	83	127	177	270	379	508	105
Installment loans (other consumer):
Installment loans	5,859	5,874	5,800	5,681	5,445	5,656	6,339	6,307	6,034	5,866	5,551
Securitized automobile loans(7)	725	835	944	1,051	1,196	1,012	530	610	698	780	1,104

Total managed installment loans	6,584	6,709	6,744	6,732	6,641	6,668	6,869	6,917	6,732	6,646	6,655

Total Dealer Finance	$8,232	$8,390	$8,448	$8,506	$7,860	$7,877	$8,033	$8,141	$8,153	$8,311	$7,869

Education Finance
Student loans (other consumer)	$913	$1,105	$713	$454	$820	$1,092	$716	$471	$600	$1,009	$956
Commercial loan (commercial)	—	—	—	—	—	—	417	298	352	—	—

Total Education Finance	$913	$1,105	$713	$454	$820	$1,092	$1,133	$769	$952	$1,009	$956

National City Card Services (NCCS)
Credit cards	$972	$971	$994	$990	$986	$1,054	$1,044	$1,003	$939	$971	$1,020
Securitized credit cards (7)	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,450	1,413	1,450

Total Managed NCCS Credit Cards	$2,348	$2,421	$2,444	$2,440	$2,436	$2,504	$2,494	$2,453	$2,389	$2,384	$2,470

(1)	In millions.

(2)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.

(3)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6)	See additional home equity portfolio statistics on page 28.

(7)	Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$60,698	$63,038	$60,322	$59,757	$59,730	$59,708	$58,609	$58,690	$55,179	$63,038	$59,708
Acquisitions	—	—	257	3,218	645	—	—	—	—	—	645
Estimated change due to market impact	1,052	(401)	113	(702)	258	1,034	2,914	493	3,376	651	1,292
Other activity, net	720	(1,939)	2,346	(1,951)	(876)	(1,012)	(1,815)	(574)	135	(1,219)	(1,888)

Value at end of period	62,470	60,698	63,038	60,322	59,757	59,730	59,708	58,609	58,690	62,470	59,757

Non-managed assets:
Value at beginning of period	45,398	45,739	47,327	41,096	52,219	52,139	48,317	48,987	45,929	45,739	52,139
Acquisitions	—	—	137	6,710	54	—	—	—	—	—	54
Divestiture(1)	—	—	—	—	(10,805)	—	—	—	—	—	(10,805)
Estimated change due to market impact	347	(818)	2,917	(450)	82	531	3,326	(246)	3,776	(471)	613
Other activity, net	(2,830)	477	(4,642)	(29)	(454)	(451)	496	(424)	(718)	(2,353)	(905)

Value at end of period	42,915	45,398	45,739	47,327	41,096	52,219	52,139	48,317	48,987	42,915	41,096

Total assets at end of period	$105,385	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926	$107,677	$105,385	$100,853

Proprietary mutual fund assets (included above)	$12,254	$12,444	$13,483	$13,446	$14,131	$14,361	$15,335	$14,850	$15,831

Assets under administration represented by:

Type of investment:
Money market and other	$12,162	$12,146	$11,992	$16,834	$12,958	$14,598	$15,729	$15,871	$15,760
Equity	56,817	57,114	59,057	57,004	56,098	56,166	55,319	49,966	50,647
Fixed income	36,406	36,836	37,728	33,811	31,797	41,185	40,799	41,089	41,270

Total	$105,385	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926	$107,677

Type of business:
Investment management and personal trust	$55,471	$55,454	$54,074	$52,070	$53,175	$53,385	$50,475	$47,991	$48,866
Corporate trust	12,388	12,958	13,380	7,076	6,833	17,316	18,788	19,333	18,006
Retirement plan services	17,853	17,530	18,459	18,172	18,243	18,215	18,418	16,703	17,514
Charitable and endowment	8,530	8,740	11,318	10,882	11,068	11,203	12,244	11,710	11,864
Other	11,143	11,414	11,546	19,449	11,534	11,830	11,922	11,189	11,427

Total	$105,385	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$106,926	$107,677

Percentage of assets under administration represented by:

Type of investment:
Money market and other	11%	11%	11%	16%	13%	13%	14%	15%	15%
Equity	54%	54%	54%	53%	56%	50%	50%	47%	47%
Fixed income	35%	35%	35%	31%	31%	37%	36%	38%	38%

Type of business:
Investment management and personal trust	53%	52%	50%	48%	53%	48%	45%	45%	45%
Corporate trust	12%	12%	12%	7%	7%	15%	17%	18%	17%
Retirement plan services	17%	17%	17%	17%	18%	16%	16%	16%	16%
Charitable and endowment	8%	8%	10%	10%	11%	10%	11%	11%	11%
Other	10%	11%	11%	18%	11%	11%	11%	10%	11%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

REVENUE SUMMARY

Production revenue:
National City Mortgage (NCM)	$155	$117	$79	$80	$110	$122	$334	$(152)	$273	$272	$232
First Franklin	80	84	77	128	165	141	65	95	88	164	306

Total production revenue	235	201	156	208	275	263	399	(57)	361	436	538
Net servicing revenue (NCM)	154	82	(17)	157	(82)	316	52	30	66	236	234
NCHLS mortgage banking revenue	11	—	—	—	—	—	—	—	—	11	—
Other mortgage banking revenue	—	—	3	5	—	—	—	—	—	—	—

Total Mortgage Banking Revenue	$400	$283	$142	$370	$193	$579	$451	$(27)	$427	$683	$772

NCM PRODUCTION REVENUE COMPONENTS:

Gain on sale (1)	$123	$112	$128	$120	$201	$198				$235	$399
Estimated effect of delayed delivery(2)	(29)	(37)	(42)	(51)	(61)	(76)				(66)	(137)
Hedge results(3)	45	23	3	10	(57)	26				68	(31)
Disallowed valuation adjustments(4)	(3)	11	(15)	—	16	(35)				8	(19)
Other (5)	19	8	5	1	11	9				27	20

Total NCM production revenue	$155	$117	$79	$80	$110	$122				$272	$232

Gain on sale percentage(6)	.96%	.83%	.98%	.83%	1.18%	1.26%				.89%	1.22%
PRODUCTION DATA

Applications(7):
NCM	$26,724	$24,400	$24,311	$26,411	$25,306	$30,493	$20,548	$31,104	$57,849	$51,124	$55,799
First Franklin	14,228	10,733	11,311	12,975	15,703	9,998	10,380	10,935	8,262	24,961	25,701

Total Applications	$40,952	$35,133	$35,622	$39,386	$41,009	$40,491	$30,928	$42,039	$66,111	$76,085	$81,500

Originations:
NCM Retail	$9,032	$7,254	$8,057	$7,735	$9,838	$7,393	$7,193	$15,475	$15,312	$16,286	$17,231
NCM Wholesale	6,356	7,720	8,355	7,765	8,890	7,631	7,921	16,283	18,358	14,076	16,521
Less: portfolio loan originations(8)	(1,671)	(1,227)	(1,343)	(1,381)	(1,452)	(945)	(910)	(1,159)	(1,226)	(2,898)	(2,397)

Total NCM originations for sale	13,717	13,747	15,069	14,119	17,276	14,079	14,204	30,599	32,444	27,464	31,355
Total First Franklin loan originations	8,059	5,605	6,953	7,743	8,782	5,673	6,203	6,051	4,396	13,664	14,455
Less: portfolio loan originations	(3,235)	(1,662)	(2,594)	(2,835)	(3,056)	(1,113)	(3,227)	(3,250)	(2,000)	(4,897)	(4,169)

Total First Franklin originations for sale	4,824	3,943	4,359	4,908	5,726	4,560	2,976	2,801	2,396	8,767	10,286

Total Loans Originated For Sale	$18,541	$17,690	$19,428	$19,027	$23,002	$18,639	$17,180	$33,400	$34,840	$36,231	$41,641

Percentage of NCM originations represented by:
Refinances	48%	57%	55%	43%	55%	61%	52%	71%	75%	52%	58%
Government loans	7%	8%	10%	15%	15%	17%	18%	15%	15%	8%	16%
Adjustable-rate loans	39%	38%	33%	38%	32%	25%	20%	10%	6%	38%	29%
Percentage of First Franklin originations represented by:
Refinances	31%	38%	35%	32%	34%	34%	28%	28%	29%	33%	34%
Adjustable-rate loans	79%	81%	78%	80%	76%	80%	83%	79%	74%	79%	77%
Geographic mix of originations(9):
Top five states and their percentage to total NCM originations:
California	18%	19%	18%	18%	18%	21%	23%	19%	21%	19%	18%
Virginia	10%	9%	8%	9%	9%	8%	7%	8%	8%	10%	8%
Maryland	9%	9%	9%	8%	8%	7%	6%	8%	8%	9%	8%
Illinois	6%	6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Texas	5%	7%	6%	6%	6%	5%	5%	6%	6%	6%	6%
LOAN SALES

NCM loans sold servicing retained	$12,329	$13,088	$12,604	$14,042	$16,735	$15,412	$21,824	$33,140	$26,954	$25,417	$32,147
NCM loans sold servicing released	473	418	500	417	312	285	340	322	323	891	597

Total NCM loan sales	12,802	13,506	13,104	14,459	17,047	15,697	22,164	33,462	27,277	26,308	32,744
First Franklin loans sold servicing retained	2,328	1,876	1,919	—	—	—	—	—	—	4,204	—
First Franklin loans sold servicing released	1,818	2,596	2,277	5,566	4,887	4,433	2,379	2,543	2,164	4,414	9,320

Total First Franklin loan sales	4,146	4,472	4,196	5,566	4,887	4,433	2,379	2,543	2,164	8,618	9,320

Total Mortgage Loan Sales	$16,948	$17,978	$17,300	$20,025	$21,934	$20,130	$24,543	$36,005	$29,441	$34,926	$42,064

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105. In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5)	Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

(6)	Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7)	Represents applications for both loans originated for sale and to be held in portfolio.

(8)	Primarily represents second mortgages originated for National Home Equity.

(9)	Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

NCM NET SERVICING REVENUE COMPONENTS
Net servicing fees	$123	$123	$121	$122	$115	$120	$116	$94	$92	$246	$235
Amortization of mortgage servicing rights (MSRs)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(125)	(237)	(240)
MSR SFAS 140 impairment (charge) recovery	19	52	(24)	(5)	42	(118)	13	207	(125)	71	(76)
MSR SFAS 133 hedge and other derivative gains (losses):
Gains (losses) on MSRs hedged under SFAS 133	(351)	190	143	(543)	607	(18)	(22)	(50)	(83)	(161)	589
Gains (losses) on derivatives in SFAS 133 relationships	439	(241)	(211)	537	(665)	24	16	16	139	198	(641)
Gains (losses) on other derivatives used to economically hedge MSRs	50	69	82	171	(41)	407	(3)	(47)	168	119	366
Other	—	—	—	—	—	1	5	—	—	—	1

Net servicing revenue	$154	$82	$(17)	$157	$(82)	$316	$52	$30	$66	$236	$234

NCM MORTGAGE SERVICING RIGHTS
Carrying value at beginning of period	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$1,152	$955	$1,047	$1,597	$1,301
Additions	111	142	119	130	219	140	253	440	258	253	359
Amortization	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(125)	(237)	(240)
SFAS 133 hedge basis adjustments	(351)	190	143	(543)	607	(18)	(22)	(50)	(83)	(161)	589
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	(137)	—	—
Sales	—	(1)	(2)	(1)	(2)	(3)	(9)	(3)	(5)	(1)	(5)

Carrying Value Before Valuation Allowance at End of Period	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$1,152	$955	$1,451	$2,004

Valuation Allowance
Balance at beginning of period	$(55)	$(107)	$(83)	$(78)	$(120)	$(2)	$(15)	$(222)	$(234)	$(107)	$(2)
Impairment recoveries (charges)	19	52	(24)	(5)	42	(118)	13	207	(125)	71	(76)
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	137	—	—

Balance at End of Period	$(36)	$(55)	$(107)	$(83)	$(78)	$(120)	$(2)	$(15)	$(222)	$(36)	$(78)

Net Carrying Value of MSRs at End of Period	$1,415	$1,762	$1,490	$1,382	$1,926	$1,200	$1,299	$1,137	$733	$1,415	$1,926

Fair Value at End of Period	$1,451	$1,806	$1,502	$1,394	$1,955	$1,240	$1,444	$1,140	$733	$1,451	$1,955

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	.90%	1.14%	.98%	.92%	1.31%	.83%	.92%	.88%	.61%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	.92%	1.16%	.99%	.93%	1.33%	.86%	1.02%	.88%	.61%

NCM servicing asset capitalization rate	.90%	1.08%	.94%	.93%	1.31%	.91%	1.16%	1.33%	.96%	1.00%	1.12%

Servicing prepayment rate (annualized)	24%	22%	25%	22%	35%	26%	24%	65%	66%

NCM ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other	$123	$123	$121	$122	$115	$121	$121	$94	$92	$246	$236
Amortization of MSRs	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(190)	(125)	(237)	(240)

Recognized change in fair value of MSRs:
SFAS 133 gains (losses)	(351)	190	143	(543)	607	(18)	(22)	(50)	(83)	(161)	589
SFAS 140 impairment (charge) recovery	19	52	(24)	(5)	42	(118)	13	207	(125)	71	(76)
Change in MSR fair value not recognized(2)	(8)	31	—	(17)	(10)	(106)	145	—	—	23	(116)

Total change in fair value of MSRs	(340)	273	119	(565)	639	(242)	136	157	(208)	(67)	397

Recognized change in fair value of derivatives:
Derivatives included in SFAS 133 relationship	439	(241)	(211)	537	(665)	24	16	16	139	198	(641)
Other derivatives used to economically hedge MSRs	50	69	82	171	(41)	407	(3)	(47)	168	119	366

Total change in fair value of derivatives	489	(172)	(129)	708	(706)	431	13	(31)	307	317	(275)

Net Economic MSR Performance	$146	$113	$(17)	$140	$(92)	$210	$197	$30	$66	$259	$118

NCHLS MORTGAGE SERVICING RIGHTS(3)
Carrying value at beginning of period	$25	$15	—							$15
Additions	17	11	$15							28
Amortization	(2)	(1)	—							(3)
Sales	—	—	—							—

Carrying Value Before Valuation Allowance at end of Period	$40	$25	$15							$40

Valuation Allowance
Balance at beginning of period	—	—	—							—
Impairment charges	$(1)	—	—							$(1)

Balance at End of Period	$(1)	—	—							$(1)

Net Carrying Value of MSRs at end of period	$39	$25	$15							$39

Memo:
Total Mortgage Servicing Assets	$1,454	$1,787	$1,505

(1)	The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs

(2)	Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

(3)	Represents mortgage servicing assets associated with First Franklin loans sold servicing retained.

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$119,894	$112,358	$152,367	$141,146
Additions	12,329	13,088	12,604	14,042	16,735	15,412	21,824	33,140	26,954	25,417	32,147
Repayments	(9,382)	(8,801)	(9,680)	(8,200)	(13,174)	(9,753)	(8,634)	(22,067)	(20,673)	(18,183)	(22,927)
Other reductions(1)	(1,096)	(1,567)	(886)	(2,471)	(1,201)	(2,207)	(1,171)	(1,840)	1,255	(2,663)	(3,408)

Ending balance	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$119,894	$156,938	$146,958

Servicing portfolio composition (UPB):
Conventional	$93,851	$93,449	$93,044	$92,134	$92,398	$91,527	$89,766	$80,160	$74,842
Government	24,095	25,521	26,158	26,804	26,260	26,248	25,439	24,323	23,760
Jumbo and other	38,992	36,117	33,165	31,391	28,300	26,823	25,941	24,644	21,292

Total mortgage loans serviced for third parties	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$119,894

National servicer ranking(2)		9	9	9	9	9	9	9	9

Servicing portfolio metrics:

Number of loans	1,070,096	1,071,996	1,065,670	1,058,130	1,044,181	1,036,235	1,010,980	948,789	907,969
Average loan size	$146,658	$144,671	$142,978	$142,070	$140,740	$139,542	$139,613	$136,097	$132,046
Weighted-average note rate	5.77%	5.78%	5.80%	5.82%	5.84%	5.93%	5.98%	6.09%	6.36%
Weighted-average servicing fee	30bps	30bps	30bps	31 bps	31 bps	32 bps	33 bps	33 bps	34 bps
Weighted-average age in months	22	20	19	18	17	16	15	15	16
Default rate(3)	3.52%	3.22%	3.94%	3.96%	3.60%	3.15%	4.00%	4.13%	4.29%

NCHLS SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$3,722	$1,913	—							$1,913
Additions(4)	2,328	1,876	$1,919							4,204
Repayments	(246)	(67)	(6)							(313)

Ending balance	$5,804	$3,722	$1,913							$5,804

MORTGAGE BANKING PERSONNEL (FTEs)

NCM:
Loan origination — commission	2,731	2,782	2,674	2,640	2,649	2,650	2,631	2,608	2,550
Loan origination — non-commission	3,045	3,003	3,017	2,934	3,054	2,957	3,161	3,543	3,526

Total loan origination	5,776	5,785	5,691	5,574	5,703	5,607	5,792	6,151	6,076
Loan servicing	813	817	800	786	793	790	744	713	706
Indirect production	995	1,003	974	977	1,016	976	999	1,030	997
Corporate overhead and other	372	365	349	337	307	324	333	317	317

Total NCM FTEs	7,956	7,970	7,814	7,674	7,819	7,697	7,868	8,211	8,096

First Franklin:
Loan origination — commission	756	680	661	662	616	544	506	474	405
Loan origination — non-commission	1,457	1,328	1,341	1,461	1,296	1,148	1,140	961	808

Total loan origination	2,213	2,008	2,002	2,123	1,912	1,692	1,646	1,435	1,213
Indirect production	185	206	213	196	182	177	173	160	152
Corporate overhead and other	200	178	176	162	147	143	124	126	110

Total First Franklin FTEs	2,598	2,392	2,391	2,481	2,241	2,012	1,943	1,721	1,475

(1)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2)	Source: Inside Mortgage Finance. Represents rank of the Corporation’s mortgage banking subsidiary, National City Mortgage. The current quarter ranking is not yet available.

(3)	Mortgage loans greater than 30 days past due.

(4)	Comprised of loans sold servicing retained by the First Franklin and the National City Home Loan Services business units.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ In millions)

										Six Months Ended
	2005		2004				2003			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2005	2004

PRODUCTION DATA

Originations:
Total First Franklin originations	$8,059	$5,605	$6,953	$7,743	$8,782	$5,673	$6,203	$6,051	$4,396	$13,664	$14,455
Weighted-average note rate	7.04%	7.00%	6.91%	7.05%	6.66%	6.72%	6.99%	6.86%	7.14%	7.02%	6.68%
Weighted-average credit score(2)	656	652	653	653	658	651	653	660	657	654	655
Interest-only as a percent of total originations	52%	51%	50%	46%	43%	41%	39%	33%	27%	52%	42%

Sales:
Total sales of First Franklin loans to third parties	$4,146	$4,472	$4,196	$5,566	$4,887	$4,433	$2,379	$2,543	$2,164	$8,618	$9,320
Total production revenue	80	84	77	128	165	141	65	95	88	164	306
Gain on sale(3)	2.79%	2.60%	3.00%	3.39%	4.42%	4.10%	4.03%	4.50%	4.77%	2.69%	4.27%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137	$13,183	$11,496
Average portfolio balance	18,497	18,425	18,393	17,497	16,236	15,376	14,219	12,290	11,000	$18,461	$15,806
Weighted-average note rate	6.81%	6.77%	6.76%	6.84%	6.84%	7.06%	7.19%	7.43%	7.70%
Weighted-average loan size	$122,336	$124,384	$126,680	$124,399	$131,240	$126,960	$127,556	$124,772	$126,390
Weighted-average credit score(2)(5)	651	648	648	650	649	648	649	648	645
First-lien weighted-average loan-to-value ratio(6)	77.66%	77.64%	77.78%	77.80%	77.85%	77.84%	77.89%	77.82%	78.56%

By loan purpose:
Purchase	70%	69%	69%	69%	69%	69%	69%	69%	69%
Cash out refinancing	24%	24%	24%	24%	24%	24%	24%	24%	24%
Rate and term refinancing	6%	7%	7%	7%	7%	7%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	96%	96%	96%	96%	96%	96%	96%	97%	97%
Adjustable-rate loans	68%	69%	70%	69%	70%	68%	68%	65%	67%
Interest-only loans	28%	26%	24%	21%	17%	13%	10%	4%	—
Second lien(7)	11%	10%	9%	10%	7%	8%	8%	8%	6%

Geographic Mix — Top Five States
California	34%	36%	37%	40%	42%	44%	45%	46%	46%
Florida	7%	7%	7%	7%	7%	6%	6%	6%	6%
Texas	5%	5%	5%	4%	4%	4%	4%	—	—
Oregon	4%	4%	4%	4%	4%	4%	4%	4%	4%
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%
Ohio	—	—	—	—	—	—	—	3%	4%

Net Charge-offs	$6	$7	$4	$6	$6	$6	$5	$5	$5	$13	$12

Net charge-offs as a percentage of average portfolio loans	.14%	.15%	.10%	.14%	.14%	.16%	.13%	.17%	.18%	.15%	.15%

Nonperforming assets:
Nonperforming loans	$49	$58	$53	$54	$55	$55	$51	$49	$47
Other real estate owned	44	46	41	42	38	39	33	34	30

Total	$93	$104	$94	$96	$93	$94	$84	$83	$77

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	.49%	.57%	.51%	.53%	.55%	.60%	.55%	.63%	.67%

Loans 90+ days past due	$268	$262	$295	$265	$252	$235	$225	$210	$196

Delinquency rate	6.18%	5.78%	6.39%	6.53%	6.42%	5.97%	6.64%	6.44%	7.04%

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable. These gains are included in total production revenue.

(4)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7)	Second lien positions are insured by third-party mortgage insurance providers between 3 and 10 percent of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO STATISTICS
($ in millions)

	2005		2004				2003
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

HOME EQUITY LINES OF CREDIT (HELOC)

Period-end balances by line of business:
Wholesale Banking	$3	$2	$—	$2	$8	$5	$6	$1	$1
Consumer and Small Business Financial Services	8,211	7,993	7,921	7,706	6,056	5,770	5,662	5,514	5,339
National Consumer Finance — National Home Equity	12,680	11,331	10,299	8,896	7,079	5,618	4,676	3,951	3,209
Asset Management	640	626	633	631	610	600	597	605	575

Total period-end balances HELOCs(1)	$21,534	$19,952	$18,853	$17,235	$13,753	$11,993	$10,941	$10,071	$9,124

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.01%	5.55%	5.14%	4.69%	4.34%	4.34%	4.33%	4.20%	4.39%
Weighted-average credit score(2)(3)	726	724	727	719	723	721	722	723	722
Weighted-average cumulative loan-to-value ratio(4)	70.97%	70.87%	70.97%	72.69%	71.36%	71.22%	71.21%	71.15%	71.47%
Utilization rate	45%	45%	48%	43%	42%	42%	41%	41%	40%
Net charge-offs	$4	$4	$2	$3	$3	$3	$4	$3	$3
Loans 90 days past due	7	7	7	8	6	7	7	7	6

National Consumer Finance — National Home Equity
Weighted-average note rate	6.29%	5.79%	5.25%	4.74%	4.31%	4.35%	4.33%	4.32%	4.56%
Weighted-average credit score(2)(3)	724	721	722	723	722	717	721	721	721
Weighted-average cumulative loan-to-value ratio(4)	80.71%	80.84%	80.93%	80.92%	81.03%	81.18%	82.23%	81.24%	81.00%
Utilization rate	56%	57%	57%	56%	53%	53%	51%	49%	49%
Net charge-offs	$2	$1	$1	$1	$1	$1	—	$1	$1
Loans 90 days past due	3	3	2	1	1	1	$1	—	1

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

Period-end balances by line of business:
Wholesale Banking	$16	$20	$47	$56	$32	$5	$5	$5	$6
Consumer and Small Business Financial Services	4,071	4,096	4,054	3,969	3,726	3,622	3,564	3,452	2,768
National Consumer Finance — National Home Equity	1,751	1,650	1,528	1,564	1,500	1,414	1,339	1,160	1,055
Asset Management	94	93	97	97	93	91	90	92	96

Total period-end balances HELOANs(1)	$5,932	$5,859	$5,726	$5,686	$5,351	$5,132	$4,998	$4,709	$3,925

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.57%	6.56%	6.59%	6.63%	6.72%	6.82%	6.89%	6.99%	7.56%
Weighted-average credit score(2)(3)	719	717	716	716	714	713	714	714	714
Weighted-average cumulative loan-to-value ratio(4)	69.60%	69.39%	69.55%	69.78%	69.96%	69.72%	69.67%	69.38%	68.83%
Net charge-offs	$4	$6	$4	$4	$5	$4	$5	$4	$5
Loans 90 days past due	5	5	5	5	4	5	5	4	5

National Consumer Finance — National Home Equity
Weighted-average note rate	7.14%	7.07%	7.04%	7.02%	6.99%	7.07%	7.13%	7.33%	7.69%
Weighted-average credit score(2)(3)	727	726	725	723	722	721	721	719	720
Weighted-average cumulative loan-to-value ratio(4)	89.59%	89.65%	89.65%	89.54%	89.61%	89.55%	90.19%	89.44%	89.27%
Net charge-offs	$1	$1	$1	—	—	—	—	$1	$1
Loans 90 days past due	—	—	1	—	—	—	—	1	1

(1)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 27.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6)	HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Consumer and Small Business Financial Services

Net interest income (TE)	$532,647	$536,302	$539,219	$528,933	$498,505	$493,324	$1,068,949	$991,829
Provision for credit losses	65,939	80,570	77,816	71,517	75,017	75,323	146,509	150,340

Net interest income after provision	466,708	455,732	461,403	457,416	423,488	418,001	922,440	841,489
Noninterest income	281,957	257,866	288,893	284,242	213,658	179,491	539,823	393,149
Noninterest expense	451,205	452,785	455,708	454,687	369,617	351,920	903,990	721,537

Income before taxes	297,460	260,813	294,588	286,971	267,529	245,572	558,273	513,101
Income tax expense and TE adjustment	114,779	100,990	113,724	110,640	101,426	92,826	215,769	194,252

Net income	$182,681	$159,823	$180,864	$176,331	$166,103	$152,746	$342,504	$318,849

Unusual items (pretax)
Gain on sale of Upper Peninsula branches	—	—	$13,983	—	—	—	—	—
Auto lease residual recovery	—	—	1,781	$3,103	$1,332	—	—	$1,332

Total	—	—	$15,764	$3,103	$1,332	—	—	$1,332

Unusual items (after tax)
Gain on sale of Upper Peninsula branches	—	—	$9,089	—	—	—	—	—
Auto lease residual recovery	—	—	1,158	$2,017	$866	—	—	$866

Total	—	—	$10,247	$2,017	$866	—	—	$866

Average assets (in millions)	$32,017	$32,395	$31,808	$31,334	$27,328	$27,112	$32,205	$27,220
Average equity (in millions)	3,436	3,459	3,421	3,327	2,661	2,547	3,447	2,604
Return on average assets	2.29%	2.00%	2.26%	2.24%	2.44%	2.27%	2.14%	2.36%
Return on average equity	21.32	18.74	21.03	21.09	25.10	24.12	20.03	24.62
Efficiency ratio	55.39	57.01	55.03	55.92	51.90	52.31	56.19	52.10

Wholesale Banking

Net interest income (TE)	$360,928	$347,735	$367,468	$346,323	$277,419	$256,685	$708,663	$534,104
(Benefit) provision for credit losses	(14,846)	(19,635)	15,636	31,244	(6,445)	10,598	(34,481)	4,153

Net interest income after provision	375,774	367,370	351,832	315,079	283,864	246,087	743,144	529,951
Noninterest income	148,920	129,484	156,152	141,214	105,431	101,199	278,404	206,630
Noninterest expense	208,234	195,708	199,732	189,569	128,898	126,412	403,942	255,310

Income before taxes	316,460	301,146	308,252	266,724	260,397	220,874	617,606	481,271
Income tax expense and TE adjustment	119,768	114,231	115,255	100,119	96,753	81,251	233,999	178,004

Net income	$196,692	$186,915	$192,997	$166,605	$163,644	$139,623	$383,607	$303,267

Unusual items (pretax)
Principal investment gains	$9,108	$10,323	$9,605	$19,070	$17,496	$22,906	$19,431	$40,402

Total	$9,108	$10,323	$9,605	$19,070	$17,496	$22,906	$19,431	$40,402

Unusual items (after tax)
Principal investment gains	$5,619	$6,710	$6,243	$12,396	$11,372	$14,889	$12,629	$26,261

Total	$5,619	$6,710	$6,243	$12,396	$11,372	$14,889	$12,629	$26,261

Average assets (in millions)	$43,310	$41,592	$40,825	$40,108	$31,274	$29,083	$42,456	$30,178
Average equity (in millions)	4,905	4,755	4,600	4,510	2,901	2,614	4,830	2,757
Return on average assets	1.82%	1.82%	1.88%	1.65%	2.10%	1.93%	1.82%	2.02%
Return on average equity	16.09	15.94	16.69	14.70	22.69	21.48	16.02	22.12
Efficiency ratio	40.84	41.01	38.14	38.88	33.67	35.32	40.92	34.47

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

National City Mortgage

Net interest income (TE)	$95,340	$100,295	$122,137	$124,412	$160,834	$141,744	$195,635	$302,578
Provision (benefit) for credit losses	387	30,531	6,109	(1,324)	2,753	4,498	30,918	7,251

Net interest income after provision	94,953	69,764	116,028	125,736	158,081	137,246	164,717	295,327
Noninterest income	332,031	223,268	86,130	258,909	51,326	459,968	555,299	511,294
Noninterest expense	183,361	180,116	180,841	160,921	182,813	156,151	363,477	338,964

Income before taxes	243,623	112,916	21,317	223,724	26,594	441,063	356,539	467,657
Income tax expense and TE adjustment	92,077	29,569	8,088	85,002	10,093	167,591	121,646	177,684

Net income	$151,546	$83,347	$13,229	$138,722	$16,501	$273,472	$234,893	$289,973

Average assets (in millions)	$14,015	$15,203	$15,312	$14,850	$17,502	$16,394	$14,606	$16,948
Average equity (in millions)	796	796	793	789	792	790	796	791
Return on average assets	4.34%	2.22%	.34%	3.72%	.38%	6.71%	3.24%	3.44%
Return on average equity	76.37	42.48	6.64	69.93	8.38	139.20	59.52	73.74
Efficiency ratio	42.90	55.67	86.83	41.98	86.17	25.95	48.40	41.65

National Consumer Finance

Net interest income (TE)	$305,110	$302,628	$306,413	$320,992	$278,732	$258,261	$607,738	$536,993
(Benefit) provision for credit losses	(5,729)	(216)	2,971	20,098	10,406	11,061	(5,945)	21,467

Net interest income after provision	310,839	302,844	303,442	300,894	268,326	247,200	613,683	515,526
Noninterest income	62,813	73,639	62,918	125,293	157,226	135,551	136,452	292,777
Noninterest expense	147,237	134,153	154,997	149,858	140,179	119,427	281,390	259,606

Income before taxes	226,415	242,330	211,363	276,329	285,373	263,324	468,745	548,697
Income tax expense and TE adjustment	85,585	91,601	79,895	104,452	107,871	99,536	177,186	207,407

Net income	$140,830	$150,729	$131,468	$171,877	$177,502	$163,788	$291,559	$341,290

Average assets (in millions)	$36,098	$34,671	$33,014	$31,342	$27,162	$24,344	$35,388	$25,753
Average equity (in millions)	1,810	1,788	1,739	1,638	1,368	1,283	1,799	1,325
Return on average assets	1.56%	1.76%	1.58%	2.18%	2.63%	2.71%	1.66%	2.67%
Return on average equity	31.21	34.19	30.08	41.74	52.20	51.33	32.68	51.78
Efficiency ratio	40.02	35.65	41.97	33.58	32.15	30.33	37.81	31.29

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)

Net interest income (TE)	$197,228	$203,042	$214,196	$233,000	$223,280	$210,517	$400,270	$433,797
(Benefit) provision for credit losses	(8,452)	(1,501)	1,687	19,046	9,353	10,464	(9,953)	19,817

Net interest income after provision	205,680	204,543	212,509	213,954	213,927	200,053	410,223	413,980
Noninterest income	84,184	90,514	79,931	131,309	168,128	143,813	174,698	311,941
Noninterest expense	116,841	107,567	130,948	118,571	125,857	107,029	224,408	232,886

Income before taxes	173,023	187,490	161,492	226,692	256,198	236,837	360,513	493,035
Income tax expense and TE adjustment	65,402	70,872	61,044	85,689	96,843	89,524	136,274	186,367

Net income	$107,621	$116,618	$100,448	$141,003	$159,355	$147,313	$224,239	$306,668

Average assets (in millions)	$21,690	$21,701	$21,099	$20,927	$19,513	$17,958	$21,695	$18,735
Average equity (in millions)	1,229	1,230	1,212	1,180	1,115	1,069	1,229	1,091
Return on average assets	1.99%	2.18%	1.89%	2.68%	3.28%	3.30%	2.08%	3.29%
Return on average equity	35.13	38.48	32.97	47.53	57.49	55.43	36.80	56.48
Efficiency ratio	41.52	36.64	44.52	32.55	32.15	30.21	39.03	31.23

National Home Equity

Net interest income (TE)	$97,396	$90,751	$77,452	$67,116	$55,452	$47,744	$188,147	$103,196
Provision for credit losses	3,105	1,296	1,187	927	1,053	597	4,401	1,650

Net interest income after provision	94,291	89,455	76,265	66,189	54,399	47,147	183,746	101,546
Noninterest income	(21,819)	(17,626)	(21,071)	(15,642)	(10,902)	(8,262)	(39,445)	(19,164)
Noninterest expense	27,499	21,464	15,535	15,039	14,322	12,398	48,963	26,720

Income before taxes	44,973	50,365	39,659	35,508	29,175	26,487	95,338	55,662
Income tax expense and TE adjustment	17,000	19,038	14,991	13,422	11,028	10,012	36,038	21,040

Net income	$27,973	$31,327	$24,668	$22,086	$18,147	$16,475	$59,300	$34,622

Average assets (in millions)	$13,762	$12,382	$11,115	$9,479	$7,649	$6,386	$13,076	$7,018
Average equity (in millions)	441	399	360	311	253	214	420	234
Return on average assets	.82%	1.03%	.88%	.93%	.95%	1.04%	.91%	.99%
Return on average equity	25.43	31.82	27.25	28.23	28.87	30.89	28.45	29.80
Efficiency ratio	36.38	29.35	27.55	29.22	32.15	31.40	32.93	31.80

Other(2)

Net interest income (TE)	$10,486	$8,835	$14,765	$20,876	—	—	$19,321	—
(Benefit) provision for credit losses	(382)	(11)	97	125	—	—	(393)	—

Net interest income after provision	10,868	8,846	14,668	20,751	—	—	19,714	—
Noninterest income	448	751	4,058	9,626	—	—	1,199	—
Noninterest expense	2,897	5,122	8,514	16,248	—	—	8,019	—

Income before taxes	8,419	4,475	10,212	14,129	—	—	12,894	—
Income tax expense and TE adjustment	3,183	1,691	3,860	5,341	—	—	4,874	—

Net income	$5,236	$2,784	$6,352	$8,788	—	—	$8,020	—

Average assets (in millions)	$646	$588	$800	$936	—	—	$617	—
Average equity (in millions)	140	159	167	147	—	—	150	—
Return on average assets	3.25%	1.92%	3.16%	3.74%	—%	—%	2.62%	—%
Return on average equity	14.98	7.08	15.14	23.84	—	—	10.80	—
Efficiency ratio	26.49	53.43	45.23	53.27	—	—	39.08	—

(1)	Includes the Altegra and Loan Zone portfolios
(2)	Includes results of National City Warehouse Resources and Provident PCFS

Unaudited

National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Asset Management

Net interest income (TE)	$30,282	$30,070	$30,233	$29,511	$26,317	$26,077	$60,352	$52,394
Provision (benefit) for credit losses	1,196	560	2,651	(135)	1,421	228	1,756	1,649

Net interest income after provision	29,086	29,510	27,582	29,646	24,896	25,849	58,596	50,745
Noninterest income	94,464	83,669	85,459	81,069	158,391	90,630	178,133	249,021
Noninterest expense	80,384	78,157	83,926	69,656	80,400	75,644	158,541	156,044

Income before taxes	43,166	35,022	29,115	41,059	102,887	40,835	78,188	143,722
Income tax expense and TE adjustment	16,317	13,238	11,005	15,521	38,892	15,435	29,555	54,327

Net income	$26,849	$21,784	$18,110	$25,538	$63,995	$25,400	$48,633	$89,395

Unusual items (pretax)
Gain on sale of Corporate Trust Bond Administration business	—	—	$(2,918)	—	$65,246	—	—	$65,246

Total	—	—	$(2,918)	—	$65,246	—	—	$65,246

Unusual items (after tax)
Gain on sale of Corporate Trust Bond Administration business	—	—	$(1,897)	—	$42,410	—	—	$42,410

Total	—	—	$(1,897)	—	$42,410	—	—	$42,410

Average assets (in millions)	$3,416	$3,355	$3,334	$3,301	$3,015	$2,972	$3,386	$2,993
Average equity (in millions)	560	555	503	487	398	391	558	395
Return on average assets	3.15%	2.63%	2.16%	3.08%	8.54%	3.44%	2.90%	6.01%
Return on average equity	19.23	15.92	14.33	20.86	64.64	26.10	17.59	45.54
Efficiency ratio	64.44	68.72	72.54	62.99	43.53	64.82	66.48	51.77

National Processing(1)

Net interest income (TE)	—	—	$279	$1,340	$986	$895	—	$1,881
Provision for credit losses	—	—	—	—	—	—	—	—

Net interest income after provision	—	—	279	1,340	986	895	—	1,881
Noninterest income	—	—	21,949	133,481	132,334	121,991	—	254,325
Noninterest expense	—	—	37,005	107,079	109,620	103,314	—	212,934

Income (loss) before taxes	—	—	(14,777)	27,742	23,700	19,572	—	43,272
Income tax (benefit) expense and TE adjustment	—	—	(5,657)	10,979	9,314	7,608	—	16,922

Net (loss) income	—	—	$(9,120)	$16,763	$14,386	$11,964	—	$26,350

Unusual items (pretax)
Severance and related charges	—	—	$(100)	—	—	$(54)	—	$(54)
Sale-related costs	—	—	(19,117)	—	—	—	—	—

Total	—	—	$(19,217)	—	—	$(54)	—	$(54)

Unusual items (after tax)
Severance and related charges	—	—	$(65)	—	—	$(35)	—	$(35)
Sale-related costs	—	—	(11,470)	—	—	—	—	—

Total	—	—	$(11,535)	—	—	$(35)	—	$(35)

Average assets (in millions)	—	—	$131	$744	$705	$699	—	$702
Average equity (in millions)	—	—	92	554	538	523	—	530
Return on average assets	—%	—%	(27.76)%	8.96%	8.21%	6.89%	—%	7.55%
Return on average equity	—	—	(39.47)	12.04	10.76	9.20	—	9.99
Efficiency ratio	—	—	166.48	79.42	82.22	84.07	—	83.11

(1)	In October 2004, the National Processing Business was sold

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004				YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Parent and Other

Net interest expense (TE)	$(127,548)	$(139,188)	$(122,279)	$(155,687)	$(176,013)	$(151,829)	$(266,736)	$(327,842)
Benefit related to credit losses	(21,120)	(21,363)	(23,638)	(22,968)	(22,364)	(19,201)	(42,483)	(41,565)

Net interest expense after provision	(106,428)	(117,825)	(98,641)	(132,719)	(153,649)	(132,628)	(224,253)	(286,277)
Noninterest income	35,815	21,355	750,893	2,446	47,911	28,867	57,170	76,778
Noninterest expense	112,224	114,425	158,922	101,004	63,610	53,472	226,649	117,082

Income (loss) before taxes	(182,837)	(210,895)	493,330	(231,277)	(169,348)	(157,233)	(393,732)	(326,581)
Income tax expense (benefit) and TE adjustment	(109,366)	(92,439)	61,073	(126,156)	(86,263)	(100,608)	(201,805)	(186,871)

Net income (loss)	$(73,471)	$(118,456)	$432,257	$(105,121)	$(83,085)	$(56,625)	$(191,927)	$(139,710)

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	$(28,997)	—	—	—	—	$(28,997)	—
Severance and related charges	$(5,138)	(8,215)	$(11,723)	$(17,369)	$(6,464)	$(3,334)	(13,353)	$(9,798)
Minority interest related to NPI charges	—	—	1,950	—	—	5	—	5
Gain from sale of National Processing	—	—	714,195	—	—	—	—	—
Deferred tax adjustments	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund gains	2,121	8,479	3,176	—	—	—	10,600	—

Total	$(3,017)	$(28,733)	$751,785	$(17,369)	$(6,464)	$19,671	$(31,750)	$13,207

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	$(18,848)	—	—	—	—	$(18,848)	—
Severance and related charges	$(3,341)	(5,340)	$(7,685)	$(11,290)	$(4,202)	$(2,167)	(8,681)	$(6,369)
Minority interest related to NPI charges	—	—	1,950	—	—	5	—	5
Gain from sale of National Processing	—	—	486,822	—	—	—	—	—
Deferred tax adjustments	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund gains	1,379	5,511	2,064	—	—	—	6,890	—

Total	$(1,962)	$(18,677)	$527,338	$(11,290)	$(4,202)	$20,838	$(20,639)	$16,636

Average assets (in millions)	$10,658	$11,161	$13,485	$11,923	$8,962	$8,926	$10,908	$8,945

Unaudited

National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands)

	2005		2004			YTD
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004

Consolidated

Net interest income (TE)	$1,196,759	$1,177,842	$1,243,470	$1,195,824	$1,066,780	$1,025,157	$2,374,601	$2,091,937
Provision for credit losses	25,827	70,447	81,545	98,432	60,788	82,507	96,274	143,295

Net interest income after provision	1,170,932	1,107,395	1,161,925	1,097,392	1,005,992	942,650	2,278,327	1,948,642
Noninterest income	956,000	789,281	1,452,394	1,026,654	866,277	1,117,697	1,745,281	1,983,974
Noninterest expense	1,182,645	1,155,344	1,271,131	1,232,774	1,075,137	986,340	2,337,989	2,061,477

Income before taxes	944,287	741,332	1,343,188	891,272	797,132	1,074,007	1,685,619	1,871,139
Income tax expense and TE adjustment	319,160	257,190	383,383	300,557	278,086	363,639	576,350	641,725

Net income	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$1,109,269	$1,229,414

Unusual items (pretax)
Auto lease residual recovery	—	—	$1,781	$3,103	$1,332	—	—	$1,332
Principal investment gains	$9,108	$10,323	9,605	19,070	17,496	$22,906	$19,431	40,402
Gain on sale of Corporate Trust Bond Administration business	—	—	(2,918)	—	65,246	—	—	65,246
Straight-line operating lease rent adjustment	—	(28,997)	—	—	—	—	(28,997)	—
Severance and related charges, net	(5,138)	(8,215)	(11,823)	(17,369)	(6,464)	(3,383)	(13,353)	(9,847)
NPI sale-related costs	—	—	(17,167)	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	13,983	—	—	—	—	—
Gain from sale of National Processing	—	—	714,195	—	—	—	—	—
Deferred tax adjustments	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund gains	2,121	8,479	3,176	—	—	—	10,600	—

Total	$6,091	$(18,410)	$755,019	$4,804	$77,610	$42,523	$(12,319)	$120,133

Unusual items (after tax)
Auto lease residual recovery	—	—	$1,158	$2,017	$866	—	—	$866
Principal investment gains	$5,919	$6,710	6,243	12,396	11,372	$14,889	$12,629	26,261
Gain on sale of Corporate Trust Bond Administration business	—	—	(1,897)	—	42,410	—	—	42,410
Straight-line operating lease rent adjustment	—	(18,848)	—	—	—	—	(18,848)	—
Severance and related charges, net	(3,341)	(5,340)	(7,750)	(11,290)	(4,202)	(2,197)	(8,681)	(6,399)
NPI sale-related costs	—	—	(9,520)	—	—	—	—	—
Gain on sale of Upper Peninsula branches	—	—	9,089	—	—	—	—	—
Gain from sale of National Processing	—	—	486,822	—	—	—	—	—
Deferred tax adjustments	—	—	44,187	—	—	23,000	—	23,000
Bank stock fund gains	1,379	5,511	2,064	—	—	—	6,890	—

Total	$3,957	$(11,967)	$530,396	$3,123	$50,446	$35,692	$(8,010)	$86,138

Average assets (in millions)	$139,514	$138,377	$137,909	$133,602	$115,948	$109,530	$138,949	$112,739
Average total equity (in millions)	12,752	12,779	12,847	12,359	10,370	9,659	12,765	10,014
Return on average assets	1.80%	1.42%	2.77%	1.76%	1.80%	2.61%	1.61%	2.19%
Return on average total equity	19.66	15.37	29.72	19.01	20.13	29.58	17.52	24.69
Efficiency ratio	55.06	59.16	47.34	55.54	55.77	46.03	57.01	50.64

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

ASSETS

Available for sale securities, at cost	$8,103	$8,307	$8,463	$8,549	$8,646	$8,939	$9,348	$9,573	$9,653	$9,460	$9,618	$9,923	$6,541
Portfolio loans:
Commercial	$27,542	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147	$25,171	$25,199	$24,852	$24,523	$24,980	$19,596
Commercial construction	3,056	2,996	2,944	2,904	2,917	2,906	2,926	2,957	2,925	2,855	2,820	2,771	2,279
Real estate — commercial	11,758	11,727	11,863	11,906	12,274	12,217	12,063	11,976	11,956	12,005	12,026	11,947	10,967
Real estate — residential	32,096	31,585	31,329	30,920	30,330	30,277	30,743	30,551	30,348	30,063	29,592	29,277	28,352
Home equity lines of credit	21,323	20,862	20,185	19,670	19,423	19,053	18,581	18,080	17,584	16,839	16,294	15,626	13,342
Credit card and other unsecured lines of credit	2,303	2,295	2,312	2,315	2,338	2,400	2,393	2,327	2,329	2,309	2,282	2,252	2,189
Other consumer	7,615	8,232	8,307	8,290	8,325	8,309	7,966	7,911	7,884	7,719	7,545	7,435	7,040

Total portfolio loans	$105,693	$104,923	$103,626	$102,047	$101,012	$100,360	$99,819	$98,973	$98,225	$96,642	$95,082	$94,288	$83,765

Loans held for sale or securitization:
Commercial	$9	$20	$9	$9	$17	$21	$22	$13	$13	$17	$17	$148	$24
Commercial real estate	197	295	345	397	214	315	384	371	223	278	348	357	—
Mortgage:
National City Mortgage	7,360	7,536	8,194	8,238	8,170	9,092	9,259	9,289	8,827	8,748	8,498	9,424	10,861
First Franklin	2,488	1,682	1,997	2,491	2,773	2,658	2,123	1,958	1,874	2,162	2,402	2,875	2,962
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	71	144	—	—	7	3	3	5
Provident PCFS	—	—	—	2	2	3	3	—	10	47	86	145	—

Total mortgage loans held for sale	9,848	9,218	10,191	10,731	10,945	11,824	11,529	11,247	10,711	10,964	10,989	12,447	13,828
Credit card loans held for securitization	214	—	—	—	—	—	—	—	—	—	—	—	—

Total loans held for sale or securitization	$10,268	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935	$11,631	$10,947	$11,259	$11,354	$12,952	$13,852

LIABILITIES

Deposits:
Noninterest bearing	$18,483	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726	$19,309	$18,628	$18,729	$18,722	$18,741	$17,279
NOW and money market accounts	28,522	28,571	29,093	29,345	29,145	29,260	29,730	29,893	29,928	29,449	29,715	30,159	28,626
Savings accounts	2,402	2,418	2,456	2,478	2,548	2,567	2,634	2,744	2,742	2,613	2,648	2,774	2,584
Consumer time	18,479	18,126	17,819	17,459	17,197	16,914	16,739	16,669	16,585	16,401	16,337	16,217	13,618

Core deposits	67,886	67,064	68,253	67,757	66,576	66,944	67,829	68,615	67,883	67,192	67,422	67,891	62,107
Other	6,190	5,156	5,053	4,908	4,895	4,821	4,822	5,183	5,140	5,065	5,373	5,161	1,180
Foreign	7,569	7,861	6,851	7,714	8,882	11,957	11,882	9,983	8,962	9,725	9,447	10,253	9,701

Total deposits	$81,645	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533	$83,781	$81,985	$81,982	$82,242	$83,305	$72,988

Federal funds borrowed and security repurchase agreements	$6,353	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623	$6,846	$6,900	$7,400	$8,012	$8,667	$8,236
Borrowed funds	2,232	2,523	2,820	1,563	1,607	1,298	1,270	1,507	2,175	1,616	800	958	1,803
Long-term debt	33,663	34,938	34,470	33,435	32,190	29,475	28,527	29,284	28,983	27,254	25,688	24,438	20,533
Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,815	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017	$3,168	$2,902	$2,815	$2,720	$2,771	$2,911
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,467	1,394	1,358	1,293	1,210	1,159	1,202	1,436	1,540	1,421	1,381	1,340	1,185
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	119	114	114	99	108	102	107	118	104	99	92	93	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	147	124	139	132	143	139	132	126	127	122	119	116	—
Noninterest bearing deposits excluding P&I , T&I, and NRR balances	14,082	13,842	14,485	14,302	13,906	14,269	14,400	14,587	14,082	14,394	14,529	14,537	13,183
Core deposits excluding P&I , T&I, NRR, and IRR balances	63,338	62,833	63,714	63,452	62,653	62,871	63,371	63,767	63,210	62,735	63,110	63,571	58,011

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

COMMON STOCK ROLLFORWARD

Beginning balance	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6	662.7	612.9	621.6
Shares issued under stock award plans	.9	.6	.4	.6	.2	.7	.4	.5	.6	1.6	2.5	1.8	.6
Shares issued for acquisitions	—	—	—	—	—	—	—	—	—	—	.1	56.9	—
Shares issued for PRIDES conversions	1.2	.2	.8	2.1	—	1.7	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)	(2.9)	(5.1)	(4.4)	(3.4)	(5.6)	(2.4)	(8.0)	(9.0)
Shares exchanged for stock award plans	(.4)	—	—	(.1)	(.1)	(.2)	(.1)	—	(.1)	(.3)	(.6)	(.2)	(.3)
Other	—	—	(.1)	.1	—	—	—	—	—	—	.3	(.7)	—

Ending Balance	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4	658.3	662.6	662.7	612.9

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased	1.4	1.1	2.2	5.0	6.0	2.9	5.1	4.4	3.4	5.6	2.4	8.0	9.0
Average price per share of repurchased common shares	$33.85	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10	$38.33	$38.40	$38.31	$37.09	$35.72	$35.06
Total cost	$49.0	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3	$168.2	$130.7	$214.8	$87.5	$286.9	$315.9
Common shares remaining under authorization(1)	18.5	19.9	21.0	23.2	28.2	34.2	37.1	17.2	21.6	25.0	30.6	33.0	41.0

Shares outstanding:
Average basic	636.8	636.4	637.4	638.4	642.8	647.8	648.4	653.4	657.0	660.7	662.9	666.4	618.4
Average diluted	644.0	644.1	644.2	646.5	652.9	658.2	660.8	667.2	670.8	675.4	677.3	678.6	625.0

(1)	In December 2004, National City’s Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

Line of business staff:
Consumer and Small Business Financial Services	13,344	13,204	13,140	13,183	13,253	13,102	13,079	12,791	12,640	12,661	12,717	12,863	12,314
Wholesale Banking	2,388	2,342	2,334	2,350	2,328	2,296	2,282	2,280	2,259	2,272	2,257	2,288	1,683
National City Mortgage	7,956	7,939	7,936	7,970	7,945	7,904	7,814	7,761	7,728	7,674	7,725	7,738	7,819
National Consumer Finance
First Franklin Financial Corporation	2,598	2,483	2,429	2,392	2,388	2,376	2,391	2,492	2,488	2,481	2,450	2,369	2,241
National City Home Loan Services	398	372	347	341	333	325	325	326	333	326	326	332	338
National Home Equity	497	480	461	448	429	431	415	412	411	415	429	437	391
National City Warehouse Resources	80	83	84	87	86	87	69	70	68	63	64	66	—
Provident PCFS(2)	—	—	—	—	—	—	245	262	369	437	448	455	—

Total National Consumer Finance	3,573	3,418	3,321	3,268	3,236	3,219	3,445	3,562	3,669	3,722	3,717	3,659	2,970
Asset Management	1,567	1,529	1,518	1,524	1,527	1,530	1,517	1,514	1,527	1,522	1,522	1,556	1,500
National Processing(3)	—	—	—	—	—	—	—	—	—	1,608	1,621	1,673	1,655

Corporate support staff(4)	6,665	6,582	6,621	6,813	7,023	7,001	7,093	7,238	7,247	6,933	7,018	7,198	6,121

Total Employees	35,493	35,014	34,870	35,108	35,312	35,052	35,230	35,146	35,070	36,392	36,577	36,975	34,062

(1)	Represents period-end, active, full-time equivalent employees

(2)	In December 2004, the Provident PCFS business was sold

(3)	In October 2004, the National Processing business was sold

(4)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

Average Total Deposits (in millions)(1)	$53,369	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062	$51,611	$51,578	$51,867	$52,087	$52,411	$48,407
PERIOD-END DEPOSIT ACCOUNT METRICS(1)

Personal Deposits:
Number of accounts (in thousands):
Noninterest bearing checking	1,764	1,753	1,754	1,753	1,742	1,740	1,748	1,734	1,741	1,750	1,758	1,756	1,661
Interest bearing checking	897	884	868	856	867	857	844	837	831	830	825	820	750
Money market savings	711	691	675	663	620	599	584	557	549	541	531	511	496
Regular savings	696	707	717	728	739	749	760	766	779	796	808	834	806

Total personal deposit accounts	4,068	4,035	4,014	4,000	3,968	3,945	3,936	3,894	3,900	3,917	3,922	3,921	3,713

Average account size:
Noninterest bearing checking	$2,040	$2,104	$2,258	$2,134	$2,221	$2,132	$2,177	$2,029	$2,136	$1,997	$2,023	$2,036	$2,001
Interest bearing checking	8,698	8,982	9,294	9,342	9,197	9,220	9,679	9,442	9,561	9,582	9,900	10,339	10,559
Money market savings	19,286	19,984	20,574	21,139	22,669	23,488	24,025	25,182	25,786	26,337	27,091	28,705	28,876
Regular savings	2,990	3,008	3,000	2,982	2,903	2,853	2,847	2,786	2,771	2,735	2,727	2,712	2,822

Total average account size	$6,685	$6,832	$6,992	$6,982	$7,067	$7,052	$7,155	$7,084	$7,174	$7,119	$7,219	$7,391	$7,496

Business Deposits:
Number of accounts (in thousands)	381	378	376	370	369	367	367	363	362	362	357	355	336
Average account size	$20,381	$20,498	$19,413	$19,944	$20,103	$19,892	$19,960	$20,964	$20,737	$20,660	$20,749	$21,717	$19,737

Time Deposits:
Number of accounts (in thousands)	967	960	947	930	917	907	902	887	895	898	900	903	805
Average account size	$18,636	$18,515	$18,388	$18,307	$18,323	$18,196	$18,032	$17,963	$17,734	$17,702	$17,609	$17,446	$16,451
CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)

Installment loan originations:
Home equity(3)	2,020	1,675	1,339	2,216	1,793	1,335	2,485	2,065	1,854	2,263	3,358	2,380	2,421
Other(4)	1,616	1,527	1,277	1,258	1,368	1,340	1,288	1,584	1,600	1,885	1,819	1,576	1,767
Home equity and other lines of credit	7,667	6,840	7,642	7,361	4,998	4,635	7,477	6,061	7,269	7,438	7,451	9,558	7,337

Total consumer loan originations	11,303	10,042	10,258	10,835	8,159	7,310	11,250	9,710	10,723	11,586	12,628	13,514	11,525

BANK BRANCHES AND OTHER

Total bank branches	1,221	1,221	1,222	1,217	1,226	1,226	1,222	1,222	1,224	1,206	1,207	1,207	1,142
ATMs	1,933	1,931	1,938	1,928	1,937	1,958	1,948	1,948	1,945	1,931	2,106	2,101	1,642
Online banking customers	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403	1,005,659	997,355	975,392	968,093	944,853	900,074

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(4)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$61,191	$60,105	$60,698	$62,076	$60,868	$63,038	$61,262	$60,332	$60,322	$60,743	$60,984	$59,757	$59,741
Acquisition	—	—	—	—	—	—	—	—	257	—	—	3,218	—
Estimated change due to market impact	157	960	(65)	(591)	809	(619)	944	994	(1,825)	265	360	(1,327)	919
Other activity, net	1,122	126	(528)	(787)	399	(1,551)	832	(64)	1,578	(686)	(601)	(664)	(903)

Value at end of period	62,470	61,191	60,105	60,698	62,076	60,868	63,038	61,262	60,332	60,322	60,743	60,984	59,757

Non-managed assets:
Value at beginning of period	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191	46,635	41,096	51,689
Acquisition	—	—	—	—	—	—	—	—	137	—	—	6,710	—
Divestiture(1)	—	—	—	—	—	—	—	—	—	—	—	—	(10,805)
Estimated change due to market impact	(44)	738	(347)	(604)	630	(844)	866	820	1,231	176	121	(747)	358
Other activity, net	(1,468)	(677)	(685)	(280)	275	482	(1,635)	(2,317)	(690)	(40)	435	(424)	(146)

Value at end of period	42,915	44,427	44,366	45,398	46,282	45,377	45,739	46,508	48,005	47,327	47,191	46,635	41,096

Total assets at end of period	$105,385	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777	$107,770	$108,337	$107,649	$107,934	$107,619	$100,853

Proprietary mutual fund assets (included above)	$12,254	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483	$13,450	$13,621	$13,446	$13,308	$13,611	$14,131

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

MORTGAGE BANKING STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

PRODUCTION DATA

Applications:(1)
National City Mortgage (NCM)	$9,956	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694	$7,984	$8,633	$9,094	$9,096	$8,221	$8,429
First Franklin	5,813	4,814	3,601	4,420	3,225	3,088	3,607	3,748	3,956	4,098	4,492	4,385	5,920

Total Applications	$15,769	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301	$11,732	$12,589	$13,192	$13,588	$12,606	$14,349

Percentage of NCM applications represented by refinances	56%	49%	45%	47%	56%	56%	57%	55%	54%	52%	48%	42%	39%
Originations:
NCM Retail	$3,346	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684	$2,729	$2,644	$2,577	$2,648	$2,510	$2,871
NCM Wholesale	2,370	1,962	2,024	2,784	2,337	2,599	2,980	2,892	2,483	2,710	2,659	2,396	2,551
Less: portfolio loan originations	(583)	(566)	(522)	(496)	(378)	(353)	(437)	(457)	(449)	(448)	(466)	(467)	(521)

Total NCM originations for sale	5,133	4,389	4,195	5,162	4,190	4,395	5,227	5,164	4,678	4,839	4,841	4,439	4,901
Total First Franklin loan originations	3,430	2,479	2,150	2,335	1,685	1,585	2,234	2,347	2,372	2,335	2,666	2,742	3,556
Less: portfolio loan originations	(1,388)	(992)	(855)	(846)	(152)	(664)	(772)	(813)	(1,009)	(773)	(1,013)	(1,049)	(1,285)

Total First Franklin originations for sale	2,042	1,487	1,295	1,489	1,533	921	1,462	1,534	1,363	1,562	1,653	1,693	2,271

Total Loans Originated For Sale	$7,175	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689	$6,698	$6,041	$6,401	$6,494	$6,132	$7,172

Percentage of NCM originations represented by refinances	47%	47%	49%	57%	58%	57%	55%	57%	52%	47%	43%	39%	42%
Percentage of First Franklin originations represented by refinances	28%	31%	34%	36%	39%	39%	34%	37%	35%	31%	33%	33%	34%
LOAN SALES

NCM loans sold servicing retained	$4,065	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341	$4,451	$3,812	$4,381	$4,161	$5,500	$5,483
NCM loans sold servicing released	163	183	127	130	126	162	136	154	210	237	92	88	119

Total NCM loan sales	4,228	3,996	4,578	4,129	4,428	4,949	4,477	4,605	$4,022	$4,618	$4,253	$5,588	$5,602
First Franklin loans sold servicing retained	1,481	—	847	1,080	—	796	970	949	—	—	—	—	—
First Franklin loans sold servicing released	—	1,259	559	1,455	—	1,141	330	382	1,565	1,678	2,625	1,263	2,317

Total First Franklin loan sales	1,481	1,259	1,406	2,535	—	1,937	1,300	1,331	1,565	1,678	2,625	1,263	2,317

Total Mortgage Loan Sales	$5,709	$5,255	$5,984	$6,664	$4,428	$6,886	$5,777	$5,936	$5,587	$6,296	$6,878	$6,851	$7,919

SERVICING DATA

NCM mortgage loans serviced for third parties	$156,938	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367	$152,365	$151,280	$150,329	$150,290	$149,293	$146,958
First Franklin mortgage loans serviced for third parties	5,804	4,437	4,506	3,722	2,677	2,697	1,913	949	—	—	—	—	—

Total Mortgage Loans Serviced for Third Parties	$162,742	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280	$153,314	$151,280	$150,329	$150,290	$149,293	$146,958

(1) Includes loans originated for sale and to be held in portfolio

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2005	2005	2005	2005	2005	2005	2004	2004	2004	2004	2004	2004	2004

PRODUCTION DATA Originations:

Total First Franklin originations	$3,430	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234	$2,347	$2,372	$2,335	$2,666	$2,742	$3,556
Weighted-average note rate	6.96%	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%	6.88%	6.91%	7.02%	7.08%	7.04%	6.74%
Weighted-average credit score(2)	658	655	654	654	651	651	653	652	654	653	653	654	660
Sales:
Total sales of First Franklin loans to third parties	$1,481	$1,259	$1,406	$2,535	—	$1,937	$1,300	$1,331	$1,565	$1,678	$2,625	$1,263	$2,317
Total production revenue	30	24	26	61	(5)	28	24	24	29	37	66	25	81
PORTFOLIO STATISTICS(3)

Period-end portfolio balance	$18,880	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260	$18,597	$18,273	$18,116	$17,729	$17,369	$16,714
Weighted-average note rate	6.81%	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%	6.85%	6.85%	6.84%	6.83%	6.83%	6.84%
Weighted-average loan size	$122,336	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680	$121,520	$122,564	$124,399	$126,552	$128,843	$131,240
Weighted-average credit score(2)(4)	651	651	650	648	648	648	648	649	648	650	650	650	649
First-lien weighted-average loan-to-value ratio(5)	77.66%	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%	77.79%	77.78%	77.80%	77.82%	77.83%	77.85%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.